SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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AmSurg Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY	PRELIMINARY COPY

AMSURG CORP.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 20, 2004

To our Shareholders:

     The 2004 annual meeting of shareholders of AmSurg Corp. will be held Thursday, May 20, 2004, at 9:00 a.m., central daylight savings time, in the Founder’s Room at the Nashville City Club, 30th Floor, 201 4th Avenue North, Nashville, Tennessee. At the meeting, shareholders will vote on the following matters:

1.	Election of two directors in Class I, each for a term of three years;

2.	Approval of an amendment to our Second Amended and Restated Charter to increase our authorized shares of capital stock from 44,800,000 to 75,000,000, to increase the authorized shares of common stock, no par value, from 39,800,000 to 70,000,000, and to adopt Articles of Amendment to our Second Amendment and Restated Charter to reflect this amendment;

3.	Approval of an amendment to our Amended and Restated 1997 Stock Incentive Plan to increase the number of shares reserved for issuance under the plan from 6,435,000 to 7,935,000;

4.	Ratification of the appointment of Deloitte & Touche LLP as our independent auditors for fiscal 2004; and

5.	Any other matters that may properly come before the meeting.

     Shareholders of record at the close of business on April 2, 2004 are entitled to notice of and to vote at the meeting.

     Your vote is important. Please COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD in the enclosed stamped envelope in order that as many shares as possible will be represented.

By Order of the Board of Directors,
Claire M. Gulmi
Secretary

Nashville, Tennessee
April 16, 2004

i

 ii

AMSURG CORP.
20 BURTON HILLS BOULEVARD
NASHVILLE, TENNESSEE 37215

PROXY STATEMENT

     The Board of Directors of AmSurg Corp. is soliciting proxies to be used at the 2004 annual meeting of shareholders. This proxy statement and the enclosed proxy will be mailed to shareholders on or about April 16, 2004.

ABOUT THE MEETING

What Is the Purpose of the Annual Meeting?

     At our annual meeting, shareholders will vote on the matters outlined in the accompanying notice of meeting. In addition, our management will report on our performance during fiscal 2003 and respond to questions from shareholders.

Who Is Entitled to Vote?

     Only shareholders of record at the close of business on the record date, April 2, 2004, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share of our common stock entitles its holder to cast one vote on each matter to be voted upon.

What Constitutes a Quorum?

     For purposes of voting on all matters, the presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. As of the record date, 30,198,482 shares of our common stock were outstanding. Proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the meeting.

How Do I Vote?

     If you complete and properly sign the accompanying proxy card and return the card to us, the card will be voted as you direct. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person. “Street name” shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I Change My Vote After I Return My Proxy Card?

     Yes. You can revoke your proxy at any time before it is exercised in any of three ways:

•	by submitting written notice of revocation to the Secretary;

•	by submitting another proxy that is later dated and properly signed; or

•	by voting in person at the meeting.

What Are the Board’s Recommendations?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendations are set forth below, and a description of each item is included in this proxy statement. In summary, the Board recommends a vote:

•	for election of each of the nominated directors (see page 7);

•	for approval of the amendment to the Second Amended and Restated Charter (see page 19);

•	for approval of the amendment to the Amended and Restated 1997 Stock Incentive Plan (see page 20); and

•	for ratification of the appointment of Deloitte & Touche LLP as our independent auditors (see page 26).

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What Vote Is Required to Approve Each Proposal?

     Election of Directors. The affirmative vote of a plurality of the votes cast by the shareholders entitled to vote at the meeting is required for the election of directors. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted in determining whether there is a quorum. Therefore, so long as a quorum is present, withholding authority will have no effect on whether one or more directors is elected.

     Approval of the Amendment to the Second Amended and Restated Charter, the Amendment to the Amended and Restated 1997 Stock Incentive Plan, Ratification of the Appointment of Deloitte & Touche LLP and Other Items. The amendment to the Second Amended and Restated Charter, the amendment to the Amended and Restated 1997 Stock Incentive Plan, the ratification of the appointment of Deloitte & Touche LLP as our independent auditors and any matter other than those enumerated above that properly comes before the meeting will be approved if the number of shares of common stock voted in favor of the proposal exceeds the number of shares of common stock voted against it. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to any such proposal will not be voted on any of these proposals, although it will be counted in determining whether there is a quorum. Therefore, so long as a quorum is present, withholding authority will have no effect on whether these proposals are approved.

How Do I Vote My Shares If They Are Held in the Name of My Broker (Street Name)?

     If your shares are held by your broker, often referred to as being held in “street name,” you will receive a form from your broker seeking instruction as to how your shares should be voted. If you do not issue instructions to your broker, your broker will vote your shares in the broker’s discretion on your behalf. However, your broker may or may not be permitted to exercise voting discretion with respect to the amendment to the Second Amended and Restated Charter, the amendment to the Amended and Restated 1997 Stock Incentive Plan or any other matter that properly comes before the meeting. A broker holding shares registered in street name is permitted to vote, in the broker’s discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters. A broker non-vote occurs when the broker returns a proxy card without a vote on the non-routine matter. Shares represented by broker non-votes will not be counted as votes for or against any director nominee, the proposal to amend the Second Amended and Restated Charter, the proposal to amend the Amended and Restated 1997 Stock Incentive Plan or the ratification of the appointment of Deloitte & Touche LLP as our independent auditors, but they will be counted in determining whether there is a quorum for purposes of these proposals.

What Happens If I Do Not Vote on One or More Proposals?

     If you do not vote with regard to one or more proposals, as opposed to marking “WITHHOLD AUTHORITY” with regard to those proposals, your shares will not be counted in determining whether there is a quorum with regard to each such proposal. Therefore, so long as a quorum is present, not voting on a proposal will have no effect on whether any particular proposal is approved.

STOCK OWNERSHIP

Who Are the Largest Owners of Our Stock?

     The following table shows those shareholders, other than our directors and executive officers, who beneficially own more than 5% of our common stock. All share amounts reflect a three-for-two split of our common stock effective March 24, 2004.

	Shares
Name and Address	Beneficially Owned	Percent of Class (1)
Wasatch Advisors, Inc. (2) 150 Social Hall Avenue Salt Lake City, UT 84111	5,138,062	17.0%

Waddell & Reed Financial, Inc. (3) 6300 Lamar Avenue, P. O. Box 29217 Overland Park, KS 66202-4200	4,212,136	14.0%

Wellington Management Company, LLP (4) 75 State Street, 19th Floor Bronson, MA 02109	1,963,500	6.5%

(1)	Based on the number of shares outstanding at April 1, 2004.

(2)	This information is based upon a Schedule 13G/A filed as of December 31, 2003 by Wasatch Advisors, Inc., an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. Wasatch Advisors, Inc. reports sole voting power and sole dispositive power as to 5,138,062 shares of our common stock.

(3)	This information is based upon a Schedule 13G/A filed as of December 31, 2003. The shares of common stock are beneficially owned by (i) Waddell & Reed Investment Management Company, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and a subsidiary of Waddell & Reed, Inc., and (ii) Waddell & Reed Ivy Investment Company, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and a subsidiary of Waddell & Reed Financial, Inc. Waddell & Reed, Inc. is a subsidiary of Waddell & Reed Financial Services, Inc., which in turn is a subsidiary of Waddell & Reed Financial, Inc. Waddell & Reed Investment Management Company and Waddell & Reed Ivy Investment Company and each of the three parent entities collectively report sole voting power and sole dispositive power as to 4,212,136 shares of our common stock.

(4)	This information is based upon a Schedule 13G/A filed as of December 31, 2003 by Wellington Management Company, LLP, an investment advisor registered under Section 203 of the Investment Advisers Act of 1940. Wellington Management Company, LLP reports shared voting power as to 915,790 shares of our common stock and shared dispositive power as to 1,963,500 shares of our common stock.

How Much Stock Do Our Directors and Executive Officers Own?

     The following table shows the amount of our common stock beneficially owned (unless otherwise indicated) by our directors, our executive officers named in the Summary Executive Compensation Table in this proxy statement and our directors and executive officers as a group. Except as otherwise indicated, all information is as of April 1, 2004. All share amounts reflect a three-for-two split of our common stock effective March 24, 2004.

		Acquirable
	Outstanding	Within 60	Percent of
Name	Shares (1)	Days (2)	Class (3)
Ken P. McDonald	3	584,400	1.9%
Claire M. Gulmi	—	169,500	*
Royce D. Harrell	—	126,399	*
David L. Manning	33,000	229,649	*
Dennis J. Zamojski	1,500	92,526	*
Thomas G. Cigarran	460,483	—	1.5%
James A. Deal	79,381	—	*
Steven I. Geringer	22,389	—	*
Debora A. Guthrie	6,549	—	*
Henry D. Herr	150,853	—	*
Bergein F. Overholt, M. D.	64,092	7,497	*
All directors and executive officers as a group (11 persons)	818,250	1,209,971	6.5%

*	Represents less than 1% of our outstanding common stock.

(1)	The number of shares shown includes shares that are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority. Certain of our directors and executive officers disclaim beneficial ownership of some of the shares included in the table, as follows:

•	Mr. McDonald – 3 shares of common stock held by Mr. McDonald’s wife;

•	Mr. Geringer – 12,690 shares of common stock held in family trusts;

•	Mr. Herr – 37,500 shares of common stock held in a Grantor Retained Annuity Trust; and

•	Dr. Overholt – 4,506 shares of common stock held by Gastrointestinal Associates, P.C., of which Dr. Overholt is President and a shareholder, and 4,500 shares of common stock held in trust for Dr. Overholt’s grandchildren.

(2)	Reflects the number of shares that could be purchased by exercise of options exercisable on April 5, 2004 or within 60 days thereafter under our stock option plans.

(3)	Pursuant to the rules of the Securities and Exchange Commission, or the SEC, shares of common stock that an individual owner has a right to acquire within 60 days pursuant to the exercise of stock options are deemed to be outstanding for the purpose of computing the ownership of that owner, but are not deemed outstanding for the purpose of computing the ownership of any other individual owner. Likewise, the shares subject to options held by our directors and executive officers that are exercisable within 60 days are all deemed outstanding for the purpose of computing the percentage ownership of all executive officers and directors as a group.

Section 16(a) Beneficial Ownership Reporting Compliance

     The federal securities laws require our directors and executive officers and persons who own more than 10% of our common stock to timely file with us and the SEC initial reports of ownership and reports of changes in ownership. Based solely upon a review of filings with the SEC and written representations that no other reports were required, we believe that all of our directors and executive officers complied during fiscal 2003 with their reporting requirements, except that Mr. Deal and Dr. Overholt each filed one late report covering two transactions.

CORPORATE GOVERNANCE

     AmSurg aspires to the highest standards of ethical conduct: doing what we say; reporting results with accuracy and transparency; and maintaining full compliance with the laws, rules and regulations that govern our business. AmSurg has taken several steps to ensure that we are a leader in corporate governance.

Corporate Governance Guidelines

     AmSurg has adopted a formal set of Corporate Governance Guidelines that embody many of our long-standing practices and incorporate new policies and procedures that strengthen our commitment to best practices. The following is a summary of certain key elements of our Corporate Governance Guidelines. The full text of the Guidelines is set forth in Appendix A to this proxy statement.

     The Guidelines outline the composition, operations and responsibilities of the Board of Directors. At least a majority of the members of the Board must be independent, as defined by applicable law and the standards of The Nasdaq Stock Market. The Board has determined that all directors other than Ken McDonald are “independent” within the meaning of the rules of The Nasdaq Stock Market as currently in effect. Under the new rules of The Nasdaq Stock Market, which will be applicable to AmSurg as of the date of our 2004 annual meeting of shareholders, Ken McDonald and Bergein Overholt will not be “independent” directors.

     In order to ensure that each director is able to devote sufficient time to perform his or her duties as a director, Board members who are chief executive officers or senior executives of public corporations may serve on no more than one other public company board and other Board members may serve on no more than three other public company boards. Interlocking directorates are prohibited (inside directors and executive officers of AmSurg may not sit on boards of companies where an AmSurg outside director is an executive officer).

     The Guidelines require that all of the members of the committees of the Board must be independent. The Nominating and Corporate Governance Committee has authority to review considerations relating to Board size, term and age limits and membership criteria. Committee members are appointed by the Board upon recommendation of the Nominating and Corporate Governance Committee. The Board and each committee have the power to hire and fire independent legal, financial or other advisors, as they may deem necessary, without consulting or obtaining the approval of any officer of AmSurg.

     The Guidelines provide for executive sessions to be held on a regular basis throughout the year. The Nominating and Corporate Governance Committee conducts an annual review of Board performance. Directors have full and free access to senior management and other employees of AmSurg. An orientation program is provided for new directors and continuing education for all members of the Board is encouraged.

     The Board reviews the Compensation Committee’s report on the chief executive officer’s performance in order to ensure that the chief executive officer is providing the best leadership for AmSurg in the long and short term. The Board also works with the Compensation Committee to evaluate potential successors to the chief executive officer and to establish a succession plan.

     The Guidelines call for additional consideration to be given to including equity as a significant portion of director compensation. AmSurg prohibits the repricing of stock options and requires that new equity compensation plans be submitted to shareholders for approval.

     The Guidelines restrict certain financial transactions between AmSurg and directors and their immediate families. Personal loans to directors and their immediate family members are prohibited.

Code of Conduct

     The Board has adopted a Code of Conduct and Compliance Program (“Code of Conduct”) which outlines the principles, policies, and laws that govern the activities of AmSurg, and establishes guidelines for professional conduct in the workplace. The Code of Conduct applies to directors as well as employees. Every employee is required to read and certify annually that he or she has read, understands and will comply with the Code of Conduct. A copy of the Code of Conduct is available on our website at www.amsurg.com. Click on “About AmSurg” and then “Code of Conduct.”

Code of Ethics

     Under the Sarbanes-Oxley Act of 2002 and related SEC rules, we are required to disclose whether we have adopted a written code of ethics for our chief executive officer and senior financial officers. The chief executive officer and all senior financial officers of AmSurg are bound by all provisions of the Code of Conduct, which includes provisions relating to ethical conduct, conflicts of interest, compliance with law and internal reporting of violations of the Code of Conduct. We intend to disclose amendments to or waivers from the Code of Conduct for the benefit of our chief executive officer or senior financial officers, if any, on our web site.

PROPOSAL 1 – ELECTION OF DIRECTORS

Directors Standing for Election

     The Board of Directors is divided into three classes (Class I, Class II and Class III). At each annual meeting of shareholders, directors constituting one class are elected for a three-year term. The current Board of Directors is comprised of seven members. Two members will be elected at the annual meeting. The Board of Directors has nominated and recommends to the shareholders James A. Deal and Steven I. Geringer, each of whom is an incumbent Class I director, for election as Class I directors to serve until the annual meeting of shareholders in 2007 and until such time as their respective successors are duly elected and qualified.

     If either of the nominees should become unable to accept election, the persons named in the proxy may vote for such other person or persons as may be designated by the Board of Directors. Management has no reason to believe that either of the nominees named above will be unable to serve.

     There are no family relationships, by blood, marriage or adoption, between or among any of our directors or executive officers. Ms. Guthrie, an affiliate of Capitol Health Partners, L.P., originally was appointed to our Board of Directors in connection with our sale of preferred stock in 1996. Certain information with respect to the nominees for election as Class I directors and with respect to the Class II and Class III directors (who are continuing in office) is set forth below.

CLASS I DIRECTORS
(TO BE ELECTED; TERMS EXPIRE IN 2007)

James A. Deal	Director since 1992

     Mr. Deal, 54, serves as Chairman and Chief Executive Officer of Geriatrix, which provides health care services to seniors on behalf of managed care organizations and through its hospice operation. From September 1998 to June 2001, Mr. Deal served as President, Chief Executive Officer and a director of Center for Diagnostic Imaging, Inc., a national network of outpatient diagnostic imaging centers. Mr. Deal served as Executive Vice President of American Healthways, Inc, or AMHC, a publicly traded disease management company, from January 1991 to August 1998, and as President of Diabetes Treatment Centers of America, Inc. (now American Healthways Services, Inc.), an AMHC subsidiary, from 1985 to August 1998.

Steven I. Geringer	Director since 1997

     Mr. Geringer, 58, has been a private investor since June 1996. He served as President and Chief Executive Officer of PCS Health Systems, Inc., a unit of Eli Lilly & Company and provider of managed pharmaceutical services to managed care organizations and health insurers, from June 1995 until June 1996, and President and Chief Operating Officer of PCS from May 1993 through May 1995. Prior to May 1993, Mr. Geringer served as Chairman and Chief Executive Officer of Clinical Pharmaceuticals, Inc., which merged with PCS in 1993. Mr. Geringer also serves as a director of Providence Service Corporation and as Chairman and a director of Qualifacts Systems, Inc.

Required Vote; Recommendation of the Board

     The affirmative vote of a plurality of the votes cast by the shareholders entitled to vote at the meeting is required for the election of directors. Abstentions and broker non-votes will be counted in determining whether there is a quorum, but will not be voted with respect to the proposal. Therefore, so long as a quorum is present, abstentions and broker non-votes will have no effect on whether this proposal is approved.

The Board of Directors recommends that you vote FOR these nominees.

Directors Continuing in Office

CLASS II DIRECTORS
(TERMS EXPIRE IN 2005)

Henry D. Herr	Director since 1992

     Mr. Herr, 57, served as Executive Vice President of Finance and Administration and Chief Financial Officer of AMHC, from February 1986 to October 2001 and has been serving as a director of AMHC since 1988. Mr. Herr is currently serving as a consultant to AMHC. Mr. Herr served as our Chief Financial Officer from April 1992 until September 1994 and as our Secretary from April 1992 until December 1997. From December 1997 to December 1999, Mr. Herr served as an advisor to us.

Ken P. McDonald	Director since 1996

     Mr. McDonald, 63, has served as our Chief Executive Officer since December 1997 and our President since July 1996. Mr. McDonald served as an Executive Vice President and our Chief Operating Officer from December 1994 until July 1996. Mr. McDonald joined us in 1993 as a Vice President.

CLASS III DIRECTORS
(TERMS EXPIRE IN 2006)

Thomas G. Cigarran	Director since 1992

     Mr. Cigarran, 62, has served as our Chairman of the Board since 1992. Mr. Cigarran served as our Chief Executive Officer from January 1993 until December 1997, and as our President from January 1993 to July 1996. From December 1997 to December 1999, Mr. Cigarran served as an advisor to us. Mr. Cigarran is a co-founder of AMHC and has served as Chairman of the Board of AMHC since 1988 and served as Chief Executive Officer of AMHC from 1998 until September 2003.

Debora A. Guthrie	Director since 1996

     Ms. Guthrie, 48, has served as President and Chief Executive Officer of the general partner of Capitol Health Partners, L.P., a venture fund specializing in health care industries based in Washington, D.C., since October 1995. Ms. Guthrie has more than twenty-five years of experience in health care investment banking and venture capital. Ms. Guthrie is also President and Chief Executive Officer of Capitol Health Consultants and Capitol Health Global LLC, both management consulting and advisory businesses providing research, financial and corporate strategy services to health care companies in the United States and Europe. Ms. Guthrie is a member of the Board of Directors of the Center for International Private Enterprise, an arm of the U.S. Chamber of Commerce. Ms. Guthrie was appointed to the Board of Directors in connection with our preferred stock financing in November 1996. Ms. Guthrie is also a director of four privately held health care services companies.

Bergein F. Overholt, M.D.	Director since 1992

     Dr. Overholt, 66, has served as President of Gastrointestinal Associates, P.C., a gastrointestinal specialty group, and a medical director of The Endoscopy Center, Knoxville, Tennessee, which owns a limited partnership interest in an ambulatory surgery center that is majority-owned and managed by us, since 1992. Dr. Overholt also serves as our Medical Director and Medical Director of the Laser Department at the Thompson Cancer Survival Center in Knoxville, Tennessee. Dr. Overholt also serves as an Advisory Board Member of First Tennessee Bank in Knoxville, Tennessee and is a member of the Board of Directors of Maryville College in Maryville, Tennessee.

How Are Our Directors Compensated?

     Base Compensation. During 2003, each non-employee director received an annual retainer of $10,000 for his or her services as a director, $3,500 for each Board meeting that he or she attended in person and $1,000 for each Board meeting that he or she attended via telephone. Each non-employee director also received $1,000 for each meeting of a Board committee that he or she attended, whether in person or via telephone, except that the Chair of the Audit Committee received $2,500 for each Audit Committee meeting that he attended, the Chair of the Compensation Committee received $2,000 for each Compensation Committee meeting that he attended and the Chair of the Nominating and Corporate Governance Committee received $2,000 for each Nominating and Corporate Governance Committee meeting that he attended. The Chairman of the Board of Directors received an additional $35,000 for his services as Chairman. In addition, each non-employee director was reimbursed for out-of-pocket expenses incurred in attending Board of Directors’ meetings and committee meetings.

     Restricted Stock. On the date of each annual meeting of shareholders, each non-employee director who is elected or reelected to the Board of Directors, or who otherwise continues as a director, automatically receives on the date of the annual meeting of shareholders a grant of that number of shares of restricted common stock having an aggregate fair market value on such date equal to $10,000, adjusted annually for changes in the Consumer Price Index, or CPI. Dr. Overholt, who serves as Medical Director of the Company but not as an employee of the Company, is treated as a non-employee director for purposes of these restricted stock grants. In 2003, each non-employee director received shares of common stock having an aggregate fair market value of $11,284.

     Each grant of restricted stock vests in one-third increments, with one-third vesting equally on the date of grant and the first and second anniversaries of the date of grant if the grantee is still a director on each of such dates. Until the earlier of (i) five years from the date of grant and (ii) the date on which the non-employee director ceases to serve as a director, no restricted stock may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Upon termination of a non-employee director’s service as a director for any reason other than death, disability or retirement, all shares of unvested non-employee director restricted stock will be forfeited. Upon resignation of a non-employee director as a director due to death, disability or retirement, all shares of restricted stock will immediately vest.

What Committees Has the Board Established?

     The Board of Directors has standing Audit, Compensation and Nominating and Corporate Governance Committees.

     Audit Committee. The principal functions of the Audit Committee are (i) to oversee our accounting and financial reporting processes and audits of our financial statements; (ii) to engage or discharge our independent auditors; (iii) to review the nature and scope of the audit, including, but not limited to, a determination of the effectiveness of the audit effort through meetings held at least annually with independent auditors, and a determination through discussion with the auditors that no unreasonable restrictions were placed on the scope or implementation of their examinations; (iv) to oversee and review the independence, qualifications and performance of the auditors; (v) to pre-approve all auditing and non-auditing services to be provided by our independent auditors; (vi) to review our financial statements and disclosures in our periodic reports with management and our independent auditors; (vii) to review our policies with respect to risk assessment, risk management and the quality and adequacy of our internal controls and processes through discussions with and reports from our independent auditors and management; (viii) to establish procedures for handling any complaints relating to accounting, internal controls or auditing matters and to ensure that such complaints are treated confidentially and anonymously; (ix) to review material changes in accounting and reporting principles and practices and discuss with management and outside auditors the selection, application and disclosure of critical accounting policies and practices used in our financial statements; (x) to review and approve all related-party transactions with members of the Board, executive officers and 5% shareholders; (xi) to retain, at our expense, outside counsel, auditors or other experts, consultants or advisors as it deems necessary or appropriate in the performance of its duties; and (xii) to report to the full Board of Directors on the results of its reviews. The Audit Committee operates under a written charter adopted by the full Board of Directors. The Restated Charter of the Audit Committee is attached hereto as Appendix B. Members of the Audit

Committee are James A. Deal, Debora A. Guthrie and Henry D. Herr, all of whom are independent directors. All members of our Audit Committee are audit committee financial experts, as defined in Item 401(h)(2) of Regulation S-K. In fiscal 2003, the Audit Committee met 11 times.

     Compensation Committee. The functions of the Compensation Committee include reviewing and approving the Company’s compensation policies, the compensation arrangements for senior management and directors, the compensation and benefit plans in which officers and directors are eligible to participate and awards under (and otherwise administering) such plans, including the 1992 Stock Option Plan and the Amended and Restated 1997 Stock Incentive Plan. The Compensation Committee operates under a written charter adopted by the full Board of Directors. Members of the Compensation Committee are James A. Deal, Steven I. Geringer and Debora A. Guthrie, all of whom are independent directors. The Compensation Committee met three times during fiscal 2003.

     Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for identifying qualified individuals to serve as directors; reviewing the qualifications of incumbent directors and those candidates proposed by a director, executive officer or shareholder; making recommendations to the full Board of Directors regarding such candidates; recommending the candidates that will serve on the various committees of the Board; reviewing Board composition; and reviewing the management succession plan of the Company.

     The Nominating and Corporate Governance Committee has a policy regarding the evaluation of candidates for nomination to the Board of Directors, including those suggested by shareholders in compliance with our charter, bylaws and applicable law. Any shareholder wishing to propose a nominee should submit a recommendation in writing to our Secretary, indicating the nominee’s qualifications and other relevant biographical information, and providing confirmation of the nominee’s consent to serve as a director. While the Nominating and Corporate Governance Committee may consider whatever factors it deems appropriate in its assessment of a candidate for Board membership, candidates nominated to serve as directors must, at a minimum, in the Committee’s judgment:

•	be able to represent the interests of AmSurg and all of its shareholders and not be disposed by affiliation or interest to favor any individual, group or class of shareholders or other constituency;

•	meet the minimum qualifications for directors set forth in the Corporate Governance Guidelines and fulfill the needs of the Board at that time; and

•	possess the background and demonstrated ability to contribute to the Board’s performance of its collective responsibilities, through senior executive management experience, relevant professional or academic distinction, and/or a record of civic and community leadership.

The Corporate Governance Guidelines provide that each director must contribute some knowledge, experience or skill in at least one domain that is important to the Company. To provide such a contribution, a director must possess experience in one or more of the following:

•	business or management for large consolidated companies or other large multi-facility institutions;

•	accounting or finance for large consolidated companies or other multi-facility institutions;

•	leadership, strategic planning or crisis response for large consolidated companies or other large institutions;

•	the health care industry; and

•	other significant and relevant areas deemed by the Nominating and Corporate Governance Committee to be valuable to the Company.

     When determining whether to nominate a current director to be reelected as a director, the Nominating and Corporate Governance Committee must review the performance of the director during the prior year using performance criteria established by the Nominating and Corporate Governance Committee which, at a minimum, shall include:

•	attendance at Board and Committee meetings;

•	preparedness for Board and Committee meetings;

•	quality of objectivity in exercising business judgment;

•	participation at Board and Committee meetings; and

•	candor toward other directors, management and professionals retained by AmSurg.

     The chair of the Nominating and Corporate Governance Committee will preliminarily assess the candidate’s qualifications and suitability, seeking Board input, and report the assessment to the Nominating and Corporate Governance Committee. If the consensus is that a candidate is likely to meet the criteria for Board membership, the chair of the Nominating and Corporate Governance Committee will advise the candidate of the preliminary interest and, if the candidate expresses sufficient interest, arrange interviews with one or more members of the Nominating and Corporate Governance Committee. If the Nominating and Corporate Governance Committee determines the candidate is suitable and meets the criteria for Board membership, the candidate will be invited to meet with senior management. On the basis of its assessment, and taking into consideration input from senior management, the Nominating and Corporate Governance Committee will formally consider whether to recommend the candidate’s nomination for election to the Board of Directors.

     In addition, the Nominating and Corporate Governance Committee is responsible for reviewing and recommending corporate governance policies for the Company; reviewing potential director conflicts of interest; reviewing director and officer insurance and indemnification policies; evaluating Board performance, including the effectiveness of current Board policies and practices; and reviewing any regulatory requirements relating to the continuing education of directors. The Nominating and Corporate Governance Committee operates under a written charter adopted by the full Board of Directors. The Charter of the Nominating and Corporate Governance Committee is available on our internet website at www.amsurg.com. Members of the Nominating and Corporate Governance Committee are Thomas G. Cigarran and Steven I. Geringer, both of whom are independent directors. The Nominating and Corporate Governance Committee met twice during fiscal 2003.

How Often Did the Board Meet During Fiscal 2003?

     The Board of Directors met seven times during fiscal 2003. Each of the directors attended at least 75% of the aggregate of all meetings of the Board of Directors and all meetings of the committees on which the director served. All of the directors attended last year’s annual meeting of shareholders.

How Do I Communicate with the Board?

     Shareholders can send communications to the Board of Directors and, if applicable, to specified individual directors c/o AmSurg Corp., 20 Burton Hills Boulevard, Suite 500, Nashville, Tennessee 37215. All shareholder communications will be forwarded directly to the Board of Directors or, if applicable, to specified individual directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Bergein F. Overholt, M.D. is a director and our Medical Director. Dr. Overholt formerly owned an interest in The Endoscopy Center, a Tennessee general partnership. The Endoscopy Center is a limited partner of, and one of our subsidiaries is the general partner and majority owner of, The Endoscopy Center of Knoxville, L.P., which owns and operates an ambulatory surgery center and is developing one additional surgery center. Dr. Overholt’s 11.1% ownership interest in The Endoscopy Center was redeemed effective as of January 1, 2002. Dr. Overholt has not received any portion of the distributions made by The Endoscopy Center of Knoxville, L.P. to The Endoscopy Center since January 1, 2002. During 2003, Dr. Overholt also provided medical director services to The Endoscopy Center of Knoxville, L.P., for which he received compensation in the amount of $36,000. During 2003, Dr. Overholt was paid $50,000 for his services as our Medical Director and he participated in the Amended and Restated 1997 Stock Incentive Plan as a non-employee director. See “How Are Our Directors Compensated?”

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors is composed of three directors who are independent directors as defined under the applicable rules of The National Association of Securities Dealers. The Audit Committee operates under a written charter adopted by the full Board of Directors. The Restated Charter of the Audit Committee is attached hereto as Appendix B. The Audit Committee’s responsibilities include oversight of our independent auditors and internal auditors, as well as oversight of the Company’s financial reporting process on behalf of the full Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. Our independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

     In this context, for fiscal 2003 the Audit Committee reviewed and discussed with management and the independent auditors the audited financial statements. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee received from the independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with them their independence from the Company and its management. The Audit Committee has considered whether the independent auditors’ provision of non-audit services to the Company is compatible with maintaining the auditors’ independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the full Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2003, which was filed with the SEC, and the Board of Directors approved this recommendation.

James A. Deal
Debora A. Guthrie
Henry D. Herr

     The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

EXECUTIVE COMPENSATION

Report of the Compensation Committee on Executive Compensation

     Decisions regarding compensation of our executive officers are made by the Compensation Committee of our Board of Directors. Each member of the Compensation Committee is an independent director. It is the responsibility of the Compensation Committee to determine whether, in its judgment, the executive compensation policies are reasonable and appropriate, meet their stated objectives and effectively serve our best interests and the best interests of our shareholders. The Compensation Committee also is responsible for administering our stock incentive plans.

What Is Our Philosophy of Executive Officer Compensation?

     The Compensation Committee believes that the primary objectives of our executive compensation policies should be:

•	To attract and retain talented executives by providing compensation that is, overall, highly competitive with the compensation provided to executives at companies of comparable position in the health care services industry, while maintaining compensation within levels that are consistent with our annual budget, financial objectives and operating performance;

•	To provide appropriate incentives for executives to work toward the achievement of our annual financial performance and business goals based on our annual budget; and

•	To more closely align the interests of executives with those of shareholders and the long-term interests of our company by providing long-term incentive compensation in the form of nonqualified stock options or other equity-based long-term incentive compensation.

     The Compensation Committee believes that our executive compensation policies should be reviewed annually in light of our financial performance, our annual budget and our position within the health care services industry, as well as the compensation policies of similar companies in the health care services business. The compensation of individual executives should then be reviewed annually by the Compensation Committee in light of its executive compensation policies for that year.

     In reviewing the comparability of our executive compensation policies, the Compensation Committee reviews executive compensation for other comparable companies. The Compensation Committee believes that, while AmSurg competes generally with these other health care service companies, AmSurg is the leader in the development, acquisition and operation of single specialty outpatient surgery centers. This is an important factor in determining executive compensation and in analyzing comparable financial performance.

     The Compensation Committee believes that, in setting and reviewing executive compensation, in addition to corporate performance, it is appropriate to consider the level of experience and responsibilities of each executive, as well as the personal contributions a particular individual may make to the success of the corporate enterprise. Such qualitative factors as leadership skills, analytical skills, and organizational development are deemed to be important qualitative factors to take into account in considering levels of compensation. The chief executive officer presents to the Compensation Committee his assessment of the other executives, their accomplishments and individual and corporate performance. No relative weight is assigned to these qualitative factors, which are applied subjectively by the Compensation Committee.

     Base Salary. Base compensation for our executive officers is established by the terms of employment agreements between AmSurg and the executives. These agreements provide for a minimum base salary, adjusted for increases in the CPI and such other increases as the Compensation Committee shall determine to be appropriate. In determining whether an increase in base compensation for the executive officers is appropriate, the Compensation Committee will review recommendations of management and consult with the chief executive officer. After taking into consideration these recommendations and consultations, the contributions of each executive and the performance of our company, the Compensation Committee will subjectively determine appropriate levels of base compensation. In fiscal 2003, the Compensation Committee awarded increases in the annual base compensation for executive officers, excluding the chief executive officer, ranging from 3% to 14% of their annual base compensation. The minimum increase mandated by the employment agreements with the executive officers is the annual CPI increase. The Compensation Committee did not assign any relative weight to the quantitative and qualitative factors applied in reaching its base compensation decisions.

     Annual Bonus. The Compensation Committee considers that compensation should be linked primarily to operating performance. To achieve this link with regard to short-term performance, the Compensation Committee relies on cash bonuses awarded to executive officers under the bonus plan based upon: (i) the extent to which our actual earnings during a fiscal year meet or exceed the earnings targets approved by the Compensation Committee for such fiscal year, which are based on the budget approved by the Board and (ii) other specific targets related to an executive officer’s specific area of responsibility, including surgery center profits and new acquisition and development transactions. These elements of the bonus plan were established in advance of the beginning of the fiscal year. The maximum total bonus award that executive officers could receive ranged from 15% to 100% of base salary for 2003. Total combined awards for all components of the bonus plan for 2003 ranged from 9% to 60% of base salary for 2003.

     Stock Options and 401(k) Plan. Stock options and contributions under our 401(k) plan are the principal vehicle for payment of long-term compensation. The Compensation Committee considers that an integral part of our executive compensation program is equity-based compensation plans which align executives’ long-range interests with those of the shareholders. This long-term incentive program is principally reflected in the 1992 Stock Option Plan and the Amended and Restated 1997 Stock Incentive Plan. The 401(k) plan provides for a matching contribution by us of 25% of the participant’s voluntary salary contributions, with a maximum company contribution of 25% of the first 6% of the participant’s salary contributed by the participant, up to the maximum voluntary salary contribution established by the U.S. Department of Labor.

     The Compensation Committee believes that long-term stock-based incentive compensation should be structured so as to closely align the interests of the executives with the interests of our shareholders and, in particular, to provide only limited value in the event that our stock price fails to increase over time. The Compensation Committee determines the award of stock option grants to the executive officers and takes into account the recommendations of the chief executive officer prior to approving annual awards of long-term stock-based incentive compensation. These stock options are granted in part to reward the senior executives for their long-term strategic management of our company, and to motivate the executives to improve shareholder value. They also reflect the Compensation Committee’s objective to provide a greater portion of compensation for executives in the form of long-term equity-linked awards. During fiscal 2003, the Compensation Committee awarded options to purchase common stock with an exercise price of $14.78 per share to the following executive officers in the following amounts: Ken P. McDonald, 276,000; Claire M. Gulmi, 81,000; Royce D. Harrell, 42,000; David L. Manning, 111,000; and Dennis J. Zamojski, 36,000.

Supplemental Executive Retirement Savings Plan

     As of January 1, 2000, we adopted a non-qualified deferred compensation plan, which allows employees who are at the executive level of Vice President or higher to make pre-tax contributions to an investment account established in such executive’s name. Executives may elect to defer up to 5% of their base compensation and up to 5% of their bonus compensation otherwise payable to such executives during the calendar year. Additional contributions may be made by us in our discretion based on a formula set by the Compensation Committee that would allow for contributions ranging from 3% to 18% of the annual base compensation of such executives, depending on the level of corporate profits achieved, which are consistent with the earnings targets used in the bonus plan. For fiscal 2003, this formula resulted in contributions equal to 7.5% of the annual base compensation of the executive officers. These contributions will vest in equal increments over five years, subject to automatic vesting if the executive retires, dies, or becomes disabled, if the plan terminates or if there is a change in control of our company. All contributions to the plan are subject to claims of our creditors. The Compensation Committee is responsible for overseeing the administration of the plan. Contributions funded for executive officers in fiscal 2003, excluding those on behalf of our chief executive officer, were $164,992.

How is Our Chief Executive Officer Compensated?

     The Compensation Committee believes that the compensation of our chief executive officer is consistent with its general policies concerning executive compensation and is appropriate in light of our financial objectives and performance. Awards of long-term incentive compensation to our chief executive officer are considered concurrently with awards to other executive officers and follow the same general policies as such other long-term incentive awards.

     In reviewing and approving Mr. McDonald’s fiscal 2003 compensation package, the Compensation Committee took into account our performance in fiscal 2002, our continued progress in expanding our practice-based ambulatory surgery center business and such other factors as the Compensation Committee deemed appropriate in its subjective judgment. Mr. McDonald received an increase in his annual base compensation of 14%; an annual performance bonus of 37% of base salary based on corporate profits for fiscal 2003; a matching contribution of $3,000 to our 401(k) plan on his behalf; and long-term stock-based incentives in the form of an option to purchase 276,000 shares of our common stock at an exercise price of $14.78 per share. In addition, a contribution of $24,931 was made to the Supplemental Executive Retirement Plan on his behalf, based on corporate profits for fiscal 2003.

How Are We Addressing Internal Revenue Code Limits on Deductibility of Compensation?

     Section 162(m) of the Internal Revenue Code of 1986, enacted as part of the Omnibus Budget Reconciliation Act of 1993, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the chief executive officer and four other most highly compensated executive officers. Under Internal Revenue Service regulations, qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Compensation Committee does not believe that any of the executive compensation arrangements for fiscal 2003 will result in the loss of a tax deduction pursuant to Section 162(m). The Compensation Committee expects to continue to monitor the application of Section 162(m) to executive compensation and will take appropriate action if it is warranted in the future.

James A. Deal
Steven I. Geringer
Debora A. Guthrie

Employment Agreements

     We have employment agreements with each of Ms. Gulmi and Messrs. McDonald, Harrell, Manning and Zamojski. The employment agreements have an initial one-year term, but contain a provision that automatically extends the term for an additional one year on the first and each successive anniversary date until such executive reaches age 65, after which term the employment agreement shall not be automatically extended. We can cancel the automatic renewal provision prior to each anniversary date. The employment agreements provide that if we elect not to extend the executive’s employment, the executive will be considered to have been terminated without cause and will receive his or her base salary, reduced by any salary earned by the executive from another employer, plus certain benefits for a period of one year. The executive will also receive the same compensation as provided above if the executive terminates his or her employment with us under certain circumstances at any time within twelve months following a change in control (as defined in the employment agreements). The employment agreements also contain a restrictive covenant pursuant to which each executive has agreed not to compete with us during the time we are obligated to compensate him or her pursuant to his or her employment agreement.

Summary Executive Compensation Table

     Except as noted below, the following table provides information as to annual, long-term or other compensation during fiscal years 2003, 2002 and 2001 for the persons who, during 2003, were the chief executive officer and the other four most highly compensated executive officers, which we will refer to as the “named executive officers.”

				Long-Term
		Annual Compensation		Compensation
				Number of Stock
				Options	All Other
Name and Principal Position	Year	Salary	Bonus(1)	Granted(2)	Compensation
Ken P. McDonald	2003	$400,000	$149,000	276,000	$27,431	(3)
President and Chief Executive Officer	2002	$350,000	$350,000	105,000	$56,750
	2001	$300,000	$300,000	300,000	$56,625
Claire M. Gulmi	2003	$250,000	$53,625	81,000	$20,246	(3)
Senior Vice President, Chief Financial	2002	$225,000	$135,000	30,000	$38,354
Officer and Secretary	2001	$197,800	$94,844	112,500	$38,229
Royce D. Harrell	2003	$196,000	$17,797	42,000	$15,750	(3)
Senior Vice President, Corporate Services	2002	$190,250	$114,150	22,500	$34,448
	2001	$181,200	$80,855	42,000	$33,936
David L. Manning	2003	$250,000	$150,630	111,000	$19,163	(3)
Senior Vice President, Development	2002	$225,000	$104,150	30,000	$38,372
	2001	$197,551	$74,143	195,000	$38,184
Dennis J. Zamojski	2003	$250,000	$34,700	36,000	$20,505	(3)
Senior Vice President, Operations	2002	$225,000	$135,000	30,000	$39,680
	2001	$205,000	$91,475	51,250	$38,822

(1)	Reflects bonuses earned during the fiscal year.

(2)	The number of shares subject to stock options granted has been adjusted to reflect a three-for-two split of our common stock effective March 24, 2004.

(3)	The fiscal 2003 amounts reflect Company contributions to the Supplemental Executive Retirement Savings Plan earned during 2003 and Company matching contributions to the employee’s 401(k) plan.

Compensation Committee Interlocks and Insider Participation

     During fiscal 2003, the Compensation Committee of the Board of Directors was composed of James A. Deal, Steven I. Geringer and Debora A. Guthrie. None of these persons has at any time been an officer or employee of the Company or any of its subsidiaries. In addition, there are no relationships among our executive officers, members of the Compensation Committee or entities whose executives serve on the Board of Directors or the Compensation Committee that require disclosure under applicable SEC regulations.

Option Grants for Fiscal 2003

     The table below sets forth the following information with respect to options granted to the named executive officers during fiscal 2003 under the Amended and Restated 1997 Stock Incentive Plan:

•	the number of shares of common stock underlying options granted during 2003;

•	the percentage that such options represent of all options granted to employees during 2003;

•	the exercise price;

•	the expiration date; and

•	the potential realizable value of the options assuming both a 5% and 10% annual return on the underlying common stock from the date of grant of each option to the end of each option term.

	Individual Grants
	Number of	Percent of
	Securities	Total Options	Exercise		Potential Realizable Value at
	Underlying	Granted to	Price		Assumed Annual Rates of Stock
	Options	Employees in	Per	Expiration	Price Appreciation for Option
Name	Granted(1)	Fiscal Year	Share	Date	Term
					5%	10%
Ken P. McDonald	276,000	24.5%	$14.78	02/06/13	$2,565,437	$6,501,322
Claire M. Gulmi	81,000	7.2	$14.78	02/06/13	$752,900	$1,907,997
Royce D. Harrell	42,000	3.7	$14.78	02/06/13	$390,393	$989,332
David L. Manning	111,000	9.9	$14.78	02/06/13	$1,031,752	$2,614,662
Dennis J. Zamojski	36,000	3.2	$14.78	02/06/13	$334,622	$847,998

(1)	Represents options to purchase shares of common stock, which vest in five equal annual installments beginning on the date of grant. The number of shares subject to stock options granted has been adjusted to reflect a three-for-two split of our common stock effective March 24, 2004.

Option Exercises and Fiscal Year-End Values

     The table below sets forth the following information with respect to option exercises during 2003 by each of the named executive officers and the status of their options at December 31, 2003:

•	the number of shares of common stock acquired upon exercise of options during 2003;

•	the aggregate dollar value realized upon the exercise of such options;

•	the total number of shares of common stock underlying exercisable and unexercisable stock options held at December 31, 2003; and

•	the aggregate dollar value of unexercised in-the-money options at December 31, 2003.

The number of shares to be acquired upon the exercise of options and the number of shares underlying unexercised options have been adjusted to reflect a three-for-two split of our common stock effective March 24, 2004.

	Number
	of Shares
	Acquired		Number of Securities Underlying		Value of Unexercised In-The-
	Upon	Value	Unexercised Options at		Money Options at
	Exercise	Realized	December 31, 2003		December 31, 2003(1)
	of	Upon
Name	Options	Exercise	Exercisable	Unexercisable	Exercisable	Unexercisable
Ken P. McDonald	132,499	$1,992,442	409,200	421,800	$5,415,004	$4,431,516
Claire M. Gulmi	—	—	118,200	131,400	$1,400,274	$1,906,006
Royce D. Harrell	9,999	$244,442	100,599	66,900	$1,635,282	$708,162
David L. Manning	—	—	164,849	188,400	$1,754,309	$1,933,256
Dennis J. Zamojski	—	—	72,076	76,675	$952,948	$869,886

(1)	The aggregate dollar value of the options held at year-end are calculated as the difference between the fair market value of the common stock ($25.30 as reported on The Nasdaq National Market on December 31, 2003, as adjusted for the three-for-two split of our common stock effective March 24, 2004) and the respective exercise prices of the stock options, multiplied by the number of shares subject to the options.

Comparison of Cumulative Total Returns

     The following graph compares the performance of our common stock with performance of a market index and a peer group index. Prior to July 2001, we maintained two classes of common stock, Class A and Class B, which were reclassified into one class of common stock having the rights of Class A common stock, using a one-to-one conversion ratio. The market index is the Center for Research in Security Prices Index for NASDAQ Stock Market (U.S. Companies) and the peer group index is the Center for Research in Security Prices Index for NASDAQ Health Services Stocks. The graph covers the period from January 1, 1999 through the end of fiscal 2003. The graph assumes that $100 was invested on January 1, 1999 in our Class A and Class B common stock, the NASDAQ Index and the NASDAQ Health Services Index, and that all dividends were reinvested.

     The graph also reflects the reclassification of our Class A common stock and Class B common stock into one class of common stock in July 2001.

	12/31/98	12/31/99	12/29/00	7/12/01	7/13/01	12/31/01	12/31/02	12/31/03
AmSurg Class A	100	88	331	369
AmSurg Class B	100	96	301	407
AmSurg Common Stock					359	369	277	515
Nasdaq Stock Market (US)	100	185	112	94	95	89	61	92
Nasdaq Health Services Stocks	100	80	110	119	120	119	103	157

PROPOSAL 2 – AMENDMENT TO OUR SECOND AMENDED AND RESTATED CHARTER

The Proposed Amendment

     On February 20, 2004, the Board of Directors approved and directed that the shareholders consider an amendment to our Second Amended and Restated Charter that would increase the number of authorized shares of capital stock from 44,800,000 to 75,000,000, increase the authorized shares of common stock, no par value, from 39,800,000 to 70,000,000, and to adopt Articles of Amendment to our Second Amended and Restated Charter to reflect this amendment. The Board of Directors also designated an additional 302,000 shares of our authorized preferred stock as Series C Junior Participating Preferred Stock. The Series C Junior Participating Preferred Stock is reserved for issuance pursuant to the terms of our Second Amended and Restated Rights Agreement, as amended. The proposed Articles of Amendment to our Second Amended and Restated Charter, reflecting the proposed amendment, are attached hereto as Appendix C. If approved, the amendment will become effective upon the filing of Articles of Amendment with the Secretary of State of the State of Tennessee, which filing is expected to take place shortly after the annual meeting. The Board of Directors believes that the charter amendment is in the best interest of AmSurg and its shareholders.

     Except as set forth below, the relative rights of the holders of our common stock under the Second Amended and Restated Charter would remain unchanged. The first paragraph of Article 7 of our Second Amended and Restated Charter, as amended by the charter amendment, is set forth below. The remainder of Article 7 will remain unchanged.

“7. The aggregate number of shares of capital stock the Corporation is authorized to issue is 75,000,000, of which 70,000,000 shares shall be common stock, no par value (the “Common Stock”), and 5,000,000 shares shall be preferred stock, no par value (the “Preferred Stock”), of which 700,000 shares are designated as Series C Junior Participating Preferred Stock. The Board of Directors may determine, in whole or in part, the preferences, limitations and relative rights of any class of shares before the issuance of any shares of that class or one or more series within a class before the issuance of any shares within that series.”

     As of April 1, 2004, there were (i) 30,198,482 shares of common stock issued and outstanding; (ii) 3,769,895 shares of common stock reserved for issuance upon the exercise of outstanding stock options; and (iii) 1,044,183 shares of common stock reserved for issuance to employees pursuant to our 1992 Stock Option Plan and Amended and Restated 1997 Stock Incentive Plan. Accordingly, as of April 1, 2004, a balance of 4,787,440 authorized shares of common stock were available for future issuance.

     The Board of Directors believes that it is in the best interest of AmSurg and its shareholders to approve the charter amendment because it would give us the necessary flexibility to issue common stock in connection with stock dividends and splits, acquisitions, equity financings, and employee benefit plans, and for other general corporate purposes. These future issuances would be at the discretion of the Board of Directors without the expense and delay incidental to obtaining shareholder approval, except as may be required by applicable law or by the rules of any stock exchange or over the counter market on which our securities may then be listed. Holders of our common stock have no preemptive rights to subscribe to any additional securities of any class that we may issue.

     Except for the shares of common stock issuable pursuant to outstanding options and our 1992 Stock Option Plan and Amended and Restated 1997 Stock Incentive Plan, we currently have no definitive understanding, arrangement, or agreement with respect to the issuance of additional shares of common stock. The charter amendment is not being proposed in response to any effort known by management to acquire control of our company.

Required Vote; Recommendation of the Board

     Approval of this proposal requires the number of shares of common stock voted in favor of the proposal to exceed the number of shares of common stock voted against it. Abstentions and broker non-votes will be counted in determining whether there is a quorum, but will not be voted with respect to the proposal. Therefore, so long as a quorum is present, abstentions and broker non-votes will have no effect on whether this proposal is approved.

     The Board of Directors recommends that you vote FOR approval of the amendment to our Second Amended and Restated Charter and adoption of the Articles of Amendment to our Second Amended and Restated Charter to reflect the amendment.

PROPOSAL 3 – APPROVAL OF AMENDMENT TO THE
AMENDED AND RESTATED 1997 STOCK INCENTIVE PLAN

     The Board of Directors has approved and recommends that the shareholders approve an amendment to the Amended and Restated 1997 Stock Incentive Plan, which we will refer to as the “plan,” to increase the number of shares of common stock reserved for issuance pursuant to the exercise of options granted under the plan and shares of restricted stock issuable under the plan from a maximum of 6,435,000 shares to 7,935,000 shares. The major features of the plan are summarized below. All share and price per share amounts reflect a three-for-two split of our common stock effective March 24, 2004.

The Proposed Amendment

     As of the record date, options to purchase 3,739,398 shares of our common stock were outstanding under the plan; options to purchase 1,524,856 shares had been exercised; 140,245 restricted shares had been issued; and 1,030,501 shares remained available for the grant of options or other awards under the plan. The proposed amendment would increase to 7,935,000 the number of shares of our common stock reserved for issuance pursuant to awards granted under the plan. If the proposed amendment is approved, Paragraph (a) of Section 3 of the plan would be deleted and replaced with the following:

“(a) The aggregate number of shares of Common Stock that may be issued under the Plan shall be 7,935,000 shares. The shares of Common Stock issuable under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. No officer of the Corporation or other person whose compensation may be subject to the limitations on deductibility under Section 162(m) of the Code shall be eligible to receive awards pursuant to this Plan relating to in excess of 300,000 shares of Common Stock in any fiscal year (the “Section 162(m) Maximum”).”

     The Board of Directors believes that it is in our best interests and the best interests of our shareholders to approve the amendment to allow us to continue to grant options and other awards under the plan to secure the benefits of the additional incentives inherent in the ownership of our common stock by our key employees, to help secure and retain the services of our key employees and to have a sufficient number of shares of common stock available for awards of restricted stock to our non-employee directors.

Summary of the Material Provisions of the Plan

     The following summary of the material provisions of the plan is qualified in its entirety by reference to the text of the plan, as amended and restated to reflect the proposed amendment, which is attached to this proxy statement as Appendix D.

     Generally. Under the plan, the Compensation Committee has the authority to grant to our executive officers (five individuals as of December 31, 2003), other key employees (approximately 110 individuals as of December 31, 2003), non-employee directors (six individuals as of December 31, 2003) and consultants (none as of December 31, 2003) the following types of awards: (1) stock options; (2) stock appreciation rights; (3) restricted stock; and/or (4) other stock-based awards.

     Any shares as to which an option or other award expires, lapses unexpired, or is forfeited, terminated, or canceled may become subject to a new option or other award. The plan will terminate on, and no award may be granted later than, December 2007, but the exercise date of awards granted prior to such tenth anniversary may extend beyond such date.

     Automatic Grants To Non-Employee Directors. The plan provides for automatic grants of restricted common stock to our non-employee directors as described in detail under the heading “How Are Our Directors Compensated? ”

     Stock Options. Incentive stock options and non-qualified stock options may be granted for such number of shares as the Compensation Committee may determine and may be granted alone, in addition to, or in tandem with other awards under the plan or cash awards outside the plan. A stock option will be exercisable at such times and subject to such terms and conditions as the Compensation Committee will determine. The term may not be more than ten years after the date of grant (five years in the case of incentive stock options for certain 10% shareholders). The option price for an incentive stock option or non-qualified stock option will not be less than 100% (110% in the case of incentive stock options for certain 10% shareholders) of the fair market value of our common stock as of the date of grant. Stock options and stock appreciation rights granted under the plan may not be transferred or assigned without the prior written consent of the Compensation Committee, other than (i) transfers by the optionee to a member of his or her immediate family or a trust for the benefit of the optionee or a member of his or her immediate family or (ii) transfers by will or by the laws of descent and distribution. The Committee administering the plan may substitute new stock options for those previously granted, as long as the exercise price of the options does not decrease as a result.

     Stock appreciation rights may be granted under the plan in conjunction with all or part of a stock option and will be exercisable only when the underlying stock option is exercisable. Once a stock appreciation right has been exercised, the related portion of the stock option underlying the stock appreciation right will terminate. Upon the exercise of a stock appreciation right, the Compensation Committee will pay to the employee or consultant cash or common stock or a combination thereof (the method of payment to be at the discretion of the Compensation Committee), in an amount equal to the excess of the fair market value of the common stock on the exercise date over the option price, multiplied by the number of stock appreciation rights being exercised.

     Restricted Stock. Restricted stock awards may be granted alone, in addition to, or in tandem with other awards under the plan or cash awards made outside the plan. The provisions attendant to a grant of restricted stock may vary from participant to participant. In making an award of restricted stock, the Compensation Committee will determine the periods during which the restricted stock is subject to forfeiture and may provide such other awards designed to guarantee a minimum value for such stock.

     Other Stock-Based Awards. The Compensation Committee may also grant other types of awards, such as performance shares, convertible preferred stock, convertible debentures, or exchangeable securities that are valued, in whole or in part, by reference to earnings per share or performance of our subsidiaries. These awards may be granted alone, in addition to, or in tandem with, stock options, restricted stock, or cash awards outside of the plan. Awards will be made upon such terms and conditions as the Compensation Committee may determine.

     Effects of a Change in Control. If there is a change in control of the Company, stock appreciation rights and limited stock appreciation rights outstanding for at least six months and any stock options that are not then exercisable, become fully exercisable and vested and the restrictions and deferral limitations applicable to restricted stock and other stock-based awards lapse and such shares and awards will be deemed fully vested. In the event of a potential change in control of the Company, acceleration occurs at the discretion of the Board of Directors. For purposes of the plan, a change in control is defined generally to include:

•	any person or entity, other than the Company or a wholly-owned subsidiary of the Company, becoming the beneficial owner of our securities having 35% or more of the combined voting power of the then outstanding securities that may be cast for the election of directors;

•	as a result of, or in connection with, a cash tender, exchange offer, merger, or other business combination, sale of assets, or contested election, less than a majority of the combined voting power of our then outstanding securities entitled to vote generally in the election of directors being held in the aggregate by the holders of our securities entitled to vote generally in the election of our directors immediately prior to such transaction; and

•	during any period of two consecutive years, individuals who, at the beginning of any such period, constitute the Board of Directors, ceasing to constitute at least a majority thereof, unless the election of each director first elected during such period was approved by a vote of at least two-thirds of our directors then still in office who were our directors at the beginning of any such period.

     A potential change in control is defined generally to include: (i) the approval by shareholders of an agreement of the Company that, upon consummation, would result in a change in control of the Company; and (ii) the acquisition of beneficial ownership of our securities representing 5% or more of the combined voting power, and the adoption by the Compensation Committee of a resolution to the effect that a potential change in control has occurred for purposes of the plan.

     Stock options, stock appreciation rights, limited stock appreciation rights, restricted stock and other stock-based awards will, unless otherwise determined by the Compensation Committee in its sole discretion, be cashed out on the basis of the change in control price (as defined in the plan and as described below). The change in control price will be the highest price per share paid in any transaction reported on The Nasdaq Stock Market or paid or offered to be paid in any bona fide transaction relating to a change in control or potential change in control at any time during the immediately preceding 60-day period, as determined by the Compensation Committee.

     Amendments and Termination. Our Board of Directors may amend, alter, or discontinue the plan, provided that no amendment may be made that would impair the rights of an optionee or participant under an award made under the plan without the participant’s consent.

Options Granted Under the Plan

     Because awards under the plan are at the discretion of the Compensation Committee, the benefits that will be awarded under the plan to persons other than non-employee directors are not currently determinable. The following table shows as to each of the named executive officers, all executive officers as a group, and all other employees as a group, as of April 1, 2004, the aggregate number of shares of common stock subject to options granted under the plan, excluding options that have been canceled or forfeited unexercised, and the weighted average per share exercise price. As of April 1, 2004, the market value of a share of common stock based on the closing price for such stock on The Nasdaq National Market was $23.00.

	Shares of Common	Weighted Average
Name	Stock Subject to Options	Exercise Price Per Share
Ken P. McDonald	1,086,000	$15.95
Claire M. Gulmi	324,600	$16.52
Royce D. Harrell	192,499	$14.33
David L. Manning	428,249	$16.48
Dennis J. Zamojski	178,751	$14.90
All executive officers as a group (5 persons)	2,210,099	$15.91
All other employees as a group (107 persons)	1,529,299	$18.09

Certain U.S. Federal Income Tax Consequences

     The following is a brief summary of certain U.S. federal income tax aspects of stock options and restricted stock awarded under the plan based upon the federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive, and the exact tax consequences to any grantee will depend upon his or her particular circumstances and other facts. The plan participants must consult with their tax advisors with respect to any state, local, and foreign tax considerations or particular federal tax implications of stock options granted under the plan.

     Incentive Stock Options. Neither the grant nor the exercise of an incentive stock option will result in taxable income to the employee. The tax treatment of the subsequent sale of shares of common stock acquired upon exercise of an incentive stock option depends on whether the holding period requirement is satisfied. The holding period is met if the disposition of stock by the employee occurs (i) at least two years after the date of grant of the option; and (ii) at least one year after the date the shares were transferred to the employee upon the employee’s exercise of the option. Furthermore, in order to obtain this tax treatment, the holder of an incentive stock option must exercise that option while the holder remains employed by us or not more than three months after his or her termination of employment (or not more than one year in the case of a disabled employee). In the case of a deceased employee, the incentive stock option may be exercised by the deceased employee’s legal representative or heir and the holding period requirements will not apply, provided the option was an incentive stock option in the hands of the deceased employee and the deceased employee was employed by us at any point during the three months prior to his or her death. However, the plan limits the right of the legal representative of any deceased employee to exercise an option to one year following death. If the holding period requirement is satisfied, the excess of the amount realized upon sale of the shares of common stock acquired upon the exercise of the incentive stock option over the price paid for the shares will be treated as a capital gain. If the employee disposes of the common stock acquired upon the exercise of the incentive stock option before the holding period requirement is met, which we will refer to as a “disqualifying disposition,” the excess of the fair market value of the shares on the date of exercise or, if less, the fair market value on the date of disposition, over the exercise price will be taxable as ordinary compensation income to the employee at the time of disposition, and we will be entitled to a corresponding compensation deduction. The balance of the gain, if any, will be a capital gain for the employee. Any capital gain recognized by the employee will be a long-term capital gain if the employee’s holding period for the shares of common stock at the time of disposition is more than one year; otherwise it will be short-term.

     Although the exercise of an incentive stock option will not result in taxable income to the employee, the excess of the fair market value of the common stock on the date of exercise over the exercise price will be included in the employee’s “alternative minimum taxable income” under the Internal Revenue Code. This inclusion might subject the employee to, or increase his or her liability for, the alternative minimum tax under Section 55 of the Internal Revenue Code.

     Nonqualified Stock Options. There will be no federal income tax consequences to us or to the grantee upon the grant of a non-qualified stock option under the plan. However, upon the exercise of a non-qualified stock option under the plan, the grantee will recognize ordinary compensation income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares of common stock purchased over the exercise price. We will generally be entitled to a tax deduction at such time and in the same amount that the employee realizes ordinary income. If the shares of common stock so acquired are later sold or exchanged, the difference between the amount realized from such sale or exchange and the fair market value of such stock on the date of exercise of the option is generally taxable as long-term or short-term capital gain or loss, depending upon the length of time the common stock has been held after the exercise date.

     Exercise With Shares. A grantee who pays the exercise price upon exercise of an incentive stock option or non-qualified stock option, in whole or in part, by delivering shares of common stock already owned by him or her will realize no gain or loss for federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above. Such shares, however, must have been held by the grantee for at least six months. Shares of common stock acquired upon exercise that are equal in number to the shares surrendered will have a tax basis equal to the tax basis of the shares surrendered, and (except as noted below with respect to disqualifying dispositions) the holding period of such shares will include the holding period of shares surrendered. In the case of a non-qualified stock option, the basis of additional shares received upon exercise of the non-qualified stock option will be equal to the fair market value of such shares on the date of exercise, and the holding period for such additional shares will commence on the date the option is exercised. In the case of an incentive stock option, the tax basis of the additional shares received will be zero, and the holding period of such shares will commence on the date of the exchange. If any of the shares received upon exercise of the incentive stock option are disposed of within two years of the date of the grant of the incentive stock option or within one year after exercise, the shares with the lowest basis (i.e., zero basis) will be deemed to be disposed of first, and such disposition will be a disqualifying disposition giving rise to ordinary income as previously discussed above.

     Restricted Stock. A participant receiving restricted stock generally will recognize ordinary income in the amount of the fair market value of the restricted stock at the time the stock is no longer subject to forfeiture, less the consideration paid for the stock. However, a participant may elect, under Section 83(b) of the Internal Revenue Code, within 30 days of the grant of the stock, to recognize taxable ordinary income on the date of grant equal to the excess of the fair market value of the shares of restricted stock (determined without regard to the restrictions) over the purchase price of the restricted stock. Thereafter, if the shares are forfeited, the participant will be entitled to a deduction, refund or loss, for tax purposes in an amount equal to only the purchase price of the forfeited shares regardless of whether she or he made a Section 83(b) election. The holding period to determine whether the participant has long-term or short-term capital gain or loss upon disposition of the shares generally begins when the restriction period expires, and the tax basis for such shares will generally be based on the fair market value of such shares on such date. If the participant makes an election under Section 83(b), however, the holding period will commence on the date of grant, the tax basis will be equal to the fair market value of the shares on that date (determined without regard to restrictions), and we generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the participant in the year with respect to which the election is effective.

     Dividends and Dividend Equivalents. Dividends paid on restricted stock generally will be treated as compensation that is taxable as ordinary income to the participant and will be deductible by us. If the participant makes a Section 83(b) election, however, the dividends will be taxable as ordinary income to the participant but will not be deductible by us.

     Other Stock-Based Awards. The federal income tax treatment of other stock-based awards will depend on the nature of any such award and the restrictions applicable to such award. Such an award may, depending on the conditions applicable to the award, be taxable as an option, an award of restricted stock or in a manner not described herein.

     The plan is not intended to be a “qualified plan” under Section 401(a) of the Internal Revenue Code.

Required Vote; Recommendation of the Board

     Approval of this proposal requires the number of shares of common stock voted in favor of the proposal to exceed the number of shares of common stock voted against it. Abstentions and broker non-votes will be counted in determining whether there is a quorum, but will not be voted with respect to the proposal. Therefore, so long as a quorum is present, abstentions and broker non-votes will have no effect on whether this proposal is approved.

     The Board of Directors recommends that you vote FOR approval of the Amendment to the Amended and Restated 1997 Stock Incentive Plan.

Equity Compensation Plan Information

     The following table summarizes information with respect to our equity compensation plans as of December 31, 2003.

	Number of		Number of Securities
	Securities To Be		Remaining Available
	Issued Upon	Weighted Average	For Future Issuance
	Exercise of	Exercise Price of	Under Equity
	Outstanding	Outstanding	Compensation Plans
	Options, Warrants	Options, Warrants	(excluding securities
Plan Category	and Rights	and Rights	reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,960,363	$14.32	1,934,138
Equity compensation plans not approved by security holders	9,996	$2.84	—

Total	2,970,359	$14.28	1,934,138

     Equity Compensation Plans Not Approved by Security Holders. Pursuant to a letter agreement dated December 3, 1992, AmSurg Corp. engaged Dr. Bergein F. Overholt to serve as a director of the Company and Chairman of the Medical Advisory Committee. Pursuant to this agreement, Dr. Overholt received, over a three-year period, options to purchase 9,996 shares of AmSurg common stock on a post-split basis. The exercise price of these options ranged from $2.06 to $3.94, with an average exercise price of $2.84. Options to purchase 9,996 shares of common stock remained outstanding as of December 31, 2003. AmSurg has discontinued granting options pursuant to this agreement. This agreement was not approved by AmSurg’s security holders.

PROPOSAL 4 – RATIFICATION OF INDEPENDENT AUDITORS

     The Audit Committee has selected Deloitte & Touche LLP to serve as our independent auditors for the current fiscal year, and the shareholders are requested to ratify this appointment. Deloitte & Touche LLP has served in this capacity for AmSurg since 1992. A representative of Deloitte & Touche LLP is expected to be present at the annual meeting, will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions. Shareholders should recognize that the ratification of the appointment of Deloitte & Touche LLP does not preclude the Audit Committee from subsequently determining to change independent auditors if it determines such action to be in the best interests of the Company and its shareholders.

Fees Billed to Us by Deloitte & Touche LLP During 2003 and 2002

Audit Fees.

     The aggregate audit fees billed by Deloitte & Touche LLP for the years ended December 31, 2003 and 2002 were $212,000 and $185,000, respectively. The fees include professional services and expenses for Deloitte & Touche LLP’s annual audits and quarterly reviews of the Company’s financial statements and consents issued in connection with the Company’s periodic registration statements on Form S-8.

Audit-Related Fees.

     The aggregate fees billed for Audit-Related services for the fiscal years ended December 31, 2003 and 2002 were $26,000 and $10,000, respectively. These fees relate to the audit of the Company’s employee benefit plan, assistance during the fiscal year ended December 31, 2003 regarding the implementation of Section 404 of Sarbanes Oxley and to the audit of the Company’s employee benefit plan during the fiscal year ended December 31, 2002.

Tax Fees.

     The aggregate fees billed for tax services for the fiscal years ended December 31, 2003 and 2002 were $156,000 and $115,000, respectively. These fees relate to tax preparation and compliance consultations for the fiscal years ended December 31, 2003 and 2002, respectively.

All Other Fees.

     No amounts were billed by Deloitte & Touche LLP during the fiscal years ended December 31, 2003 and 2002 that would be categorized as All Other Fees.

Audit Committee Pre-Approval Policies and Procedures.

     Our Audit Committee has adopted a policy, contained in its Restated Charter, which provides that our Audit Committee must pre-approve all audit and non-audit services provided to AmSurg by our independent auditors. This policy is administered by our senior management, which reports throughout the year to the Audit Committee. The Audit Committee pre-approved all audit and non-audit services provided by Deloitte & Touche LLP during fiscal 2003 and 2002.

Auditor Rotation Policies

     Deloitte & Touche LLP maintains partner rotation policies in accordance with the rules promulgated by the SEC. Such rules have required rotation of the lead audit partner after seven years of assignment to the engagement. Beginning with fiscal year 2004, such rules will require the rotation of the lead audit partner after five years.

Required Vote; Recommendation of the Board

     Approval of this proposal requires the number of shares of common stock voted in favor of the proposal to exceed the number of shares of common stock voted against it. Abstentions and broker non-votes will be counted in determining whether there is a quorum, but will not be voted with respect to the proposal. Therefore, so long as a quorum is present, abstentions and broker non-votes will have no effect on whether this proposal is approved.

     The Board of Directors Recommends That You Vote FOR the Ratification of the Appointment of Deloitte & Touche LLP as AmSurg’s Independent Auditors.

OTHER MATTERS

     As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

ADDITIONAL INFORMATION

     Shareholder Proposals for the 2004 Annual Meeting. Pursuant to Rule 14a-8(e) of the Securities Exchange Act of 1934, shareholder proposals submitted in accordance with applicable rules and regulations for presentation at our next annual meeting and received at our executive offices no later than December 17, 2004 will be considered for inclusion in our proxy statement and form of proxy relating to the 2004 annual meeting.

     For other shareholder proposals to be timely (but not considered for inclusion in our proxy statement), a shareholder’s notice must be received at our executive offices no later than March 2, 2005, and should otherwise comply with the advance notice provisions of our bylaws. For proposals that are not timely filed, we retain discretion to vote proxies we receive. For proposals that are timely filed, we retain discretion to vote proxies we receive provided (1) we include in our proxy statement advice on the nature of the proposal and how we intend to exercise our voting discretion and (2) the proponent does not issue a proxy statement.

     Proxy Solicitation Costs. The proxies being solicited hereby are being solicited by us. We will bear the cost of soliciting proxies in the enclosed form. Our officers and regular employees may, but without compensation other than their regular compensation, solicit proxies by mail, personal conversations, telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of our common stock.

     Financial Statements Available. A copy of our 2003 Annual Report to Shareholders containing audited financial statements and other information accompanies this proxy statement. A copy of our Annual Report on Form 10-K for the year ended December 31, 2003, filed with the SEC on March 12, 2004, is available without charge upon request. Requests should be addressed to Chief Financial Officer, AmSurg Corp., 20 Burton Hills Boulevard, Nashville, Tennessee 37215 or to (615) 665-1283.

     Householding Information. As permitted by the SEC’s proxy statement rules, we will deliver only one copy of our 2003 Annual Report to Shareholders or this proxy statement to two or more shareholders who share an address, unless we have received contrary instructions from one or more of the shareholders. We will deliver promptly, upon written or oral request, a separate copy of the annual report or proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered. Conversely, shareholders sharing an address who are receiving multiple copies of our annual reports or proxy statements may request delivery of a single copy.

     Requests in this regard should be addressed to:

Claire M. Gulmi
Secretary
AmSurg Corp.
20 Burton Hills Boulevard
Nashville, TN 37215
(615) 665-1283

APPENDIX A

AMSURG CORP.
CORPORATE GOVERNANCE GUIDELINES

     The Board of Directors (the “Board”) of AmSurg Corp. (the “Company” or “AmSurg”) has adopted corporate governance guidelines for the Company. These guidelines reflect the Board’s commitment to a system of governance which enhances corporate responsibility and accountability as well as the Company’s Code of Conduct and the requirements of the Sarbanes-Oxley Act of 2002 and the Nasdaq listing standards. These guidelines are subject to modification from time to time by the Board.

BOARD OF DIRECTORS

     Size and Composition of Board. The Nominating and Corporate Governance Committee (the “Nominating Committee”), with input from the Chairman and other directors, is responsible for reviewing with the Board the skills and characteristics required of the directors by current legal and regulatory requirements. This assessment is addressed below in the “Criteria for Director Nomination” Section. The Nominating Committee is responsible for making recommendations for new director candidates and the invitation to join the Board should be extended by the Chairman of the Board. The Company has an orientation process for new directors that includes background material, meetings with the Company’s senior management and visits to Company facilities. The Board encourages, but does not require, formal Board continuing education.

     The Board currently has seven (7) members. The Company’s Bylaws permits the Board to set the number of directors at not less than three (3) and not more than eleven (11) members. At least a majority of the members of the Board shall be “Independent Directors” as defined in these guidelines. Each Independent Director shall periodically evaluate the criteria set forth in these guidelines to determine if he or she continues to be “Independent.” Upon making a determination that he or she no longer qualifies as an Independent Director, the director shall as soon as practicable notify the Chair of the Nominating Committee of such fact. The Chair of the Nominating Committee shall thereafter notify the Board of such fact and the Board, shall, as soon as practicable, take any and all steps necessary and permitted by law to cause the Company to maintain the number of Independent Directors serving on the Board at a level of at least a majority of the members.

     Criteria for Director Nomination. The Nominating Committee annually shall recommend to the Board persons to be nominated to serve as directors of the Company. When determining whether to nominate a current director to be reelected as a director, the Nominating Committee shall review the performance of such director during the prior year using performance criteria established by the Nominating Committee. Such evaluation shall provide the basis for the Committee’s recommendation to the Board and shareholders. At a minimum, the performance criteria established by the Nominating Committee shall include attendance at Board and Committee meetings; preparedness for Board and Committee meetings; quality of and objectivity in exercising business judgment; participation at Board and Committee meetings; and candor toward other directors, management and professionals retained by the Company. The Nominating Committee shall also consider persons who are not currently serving on the Board

AmSurg Corp. Corporate Governance Guidelines

but who may provide the Board with a diversity of experience and perspective. The Nominating Committee will consider any candidates proposed by the Chief Executive Officer and, within the bounds of law and practicability, by any other senior executive officer or any director or shareholder.

     Each director must contribute some knowledge, experience, or skill in at least one domain that is important to the Company. To provide such a contribution to the Company, a director must possess experience in one or more of the following:

•	business or management for large consolidated companies or other large multi-facility institutions;

•	accounting or finance for large consolidated companies or other multi-facility institutions;

•	leadership, strategic planning, or crisis response for large consolidated companies or other large institutions;

•	the health care industry; and

•	other significant and relevant areas deemed by the Nominating Committee to be valuable to the Company.

Each director must also take all reasonable steps to keep informed on corporate governance “best practices” and their application in the complex, rapidly evolving health care environment.

     Prior to nominating a person to serve as a director, the Nominating Committee shall evaluate the candidate based on the criteria described above. In addition, prior to accepting re-nomination, each current director should evaluate himself or herself as to whether he or she satisfies the criteria described above.

Definition of Independent Director. An “Independent Director” means a person that is independent within the meaning of the rules and listing standards established by The Nasdaq Stock Market and any other applicable laws, rules or regulations.

     The Independent Directors shall meet as a group in executive session, without the Chief Executive Officer or any other non-independent director, regularly in each calendar year as appropriate. The Independent Directors shall be entitled, acting as a group by vote of a majority of such Independent Directors, to retain legal counsel, accountants, health care consultants, or other experts, at the Company’s expense, to advise the Independent Directors concerning issues arising in the exercise of their functions and powers.

     When the Board Chairperson does not serve as the Company’s Chief Executive Officer and is otherwise an Independent Director, such Independent Board Chairperson shall preside at all executive sessions of the Independent Directors. When the Board Chairperson also serves as the Company’s Chief Executive Officer, or otherwise is not an Independent Director, an Independent Director shall be designated by the Independent Directors to preside at all executive sessions of the Independent Directors and shall have the power to call meetings of the

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Independent Directors. The name of the Independent Director chosen to serve as the presiding director at these executive sessions shall be disclosed in the Company’s annual proxy statement.

     Director’s Time Commitment. Given that each person serving the Company as a director must devote the time and attention necessary to fulfill the obligations of a director, the Board has adopted guidelines that address the competing time commitments that are faced when directors serve on multiple boards. These guidelines shall be posted on the Company’s website. The Company has established the following guidelines as to time commitment:

•	candidates for election or re-election to the Board who are chief executive officers or senior executives of public corporations may serve on the Board only if they hold no more than one (1) other public company directorship; and

•	all other candidates for election or re-election to the Board may serve on the Board only if they hold no more than three (3) other public company directorships.

Because of the Audit Committee’s demanding role and responsibilities, and the time commitment attendant to committee membership, if a member of the Company’s Audit Committee simultaneously serves on the audit committee of more than one (1) other public company, the Board must determine that such simultaneous service does not impair the ability of the member to effectively serve on the Company’s Audit Committee.

     Director Compensation. The Board shall review annually the director compensation, which currently consists of a combination of cash and the Company’s common stock under the Company’s equity compensation plan. In relation to this consideration, it is the policy of the Board that management report annually to the Compensation Committee on the comparability of the Board’s compensation policies in relation to other comparable public companies. Changes in Board compensation, if any, should be made with full discussion and concurrence by the Board. Consideration should be given to including equity compensation as a significant portion of director compensation. In addition, director compensation shall be the only compensation an Audit Committee member receives directly or indirectly from the Company.

     Director Term Limits. The Company does not have any term limits for directors. The Company believes that annual performance evaluations of each director will ensure the objectivity and high level of performance expected of its directors regardless of the number of terms a director serves.

     Directors Who Change Their Present Employment. It is the sense of the Board that individual directors who change their employment they held when they were elected to the Board should submit a letter of resignation to the Board.

It is not the sense of the Board that in every instance the directors who leave the employer they were with when they came on the Board should necessarily leave the Board. There should, however, be an opportunity for the Board, via the Nominating Committee, to review the continued appropriateness of Board membership under these circumstances.

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     Retirement Age. It is the sense of the Board that a director should submit a letter of resignation from service on the Board at the time of his or her 70th birthday. It is not the sense of the Board that in every instance that a director who turns the age of 70 while serving on the Board should necessarily leave the Board. There should, however, be an opportunity for the Board, via the Nominating Committee, to review the continued appropriateness of Board membership under these circumstances and to allow for a maximum of one additional term beyond the term in which the director turns 70 years of age.

     Board and Committee Meetings. The Board and its Committees meet a number of times during a fiscal year in accordance with a pre-approved schedule of meeting dates. In addition, the Chairman of the Board and of each Committee has the flexibility to call a special meeting in his or her discretion. The length of each meeting depends upon the agenda for the meeting, but in general, Committee meetings are scheduled the afternoon before or the morning of a Board meeting, with the Board considering as part of its agenda reports from each Committee. Any director is free to suggest the inclusion of items on the agenda with appropriate notice to the Chairman of the Board and to raise at any Board meeting subjects that are not on the agenda for that meeting.

     It is the policy of the Board that information and data that is important to the Board’s and Committees’ understanding of the business to be conducted be distributed to the Board and Committee members, as applicable, reasonably in advance of a meeting to the extent possible.

     Directors are expected to regularly attend Board meetings and meetings of Committees on which they serve, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Directors are expected to review meeting materials provided to them prior to Board and Committee meetings and, when possible, communicate in advance of meetings any questions or concerns that they wish to discuss so that management will be prepared for Board meetings. The Nominating Committee considers such director performance when recommending director nominees for reelection.

     Board Committees. The Board currently has the following standing committees:

•	Audit Committee

•	Compensation Committee

•	Nominating and Corporate Governance Committee

The Audit Committee, Compensation Committee and Nominating Committee shall be comprised of Independent Directors. In addition to these committees, the Board has the flexibility to form a new committee, either standing or ad hoc, or disband any of the current committees at any time depending upon the circumstances and subject to the requirements and regulations imposed on the Company by Nasdaq, the Securities and Exchange Commission or other regulatory entities. All Committees shall have a written charter or guidelines of responsibilities, duties and authorities, which the Board shall periodically review. Each Committee shall report to the full Board with respect to its activities, findings and recommendations after each meeting.

     After consultation with the Company’s Chairman of the Board and Chief Executive Officer, the Nominating Committee is responsible for the recommendation of directors to serve on the Board’s various committees, subject to Board approval. This Committee may consider

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numerous factors when nominating directors for service on a Committee including, among other items, the director’s qualifications under the above-listed criteria, the director’s experience and the tenure of the other current directors. Further, the Company does not have any formal rotation policy with regards to committee membership.

     Each Committee shall have full power and authority to retain at the Company’s expense the services of such advisers and experts, including counsel, as the Committee deems necessary or appropriate with respect to specific matters within its purview.

     Board Access to Senior Management. All directors shall have access to the Company’s senior management employed in policy-making capacities. It is the policy of the Board to encourage the Chief Executive Officer, from time to time, to bring managers into Board meetings who can provide additional insight into items being discussed or into significant segments of the Company’s business as well as those managers with future senior management potential that senior management believes should be given exposure to the Board. It is the policy of the Board that each member has a responsibility to be informed about material aspects of the Company’s business, including the quality of its senior management.

     Board Performance Evaluation. The Nominating Committee, acting on behalf of the Board, shall conduct an evaluation of the Board’s performance every year. This evaluation should consider the Board’s contribution as a whole and specifically review areas in which the Board and/or senior management believes additional contributions could be made. The purpose of the evaluation is to increase the effectiveness of the Board.

     Board Interaction with Analysts, Institutional Investors and the Media. It is the policy of the Board that the Chief Executive Officer and Chief Financial Officer or their designees speak on behalf of the Company to analysts, institutional investors and the media. If comments from the Board are appropriate, they should, except in rare and unusual circumstances, come from the Chairman.

SENIOR EXECUTIVE OFFICERS

     Chairman of the Board and Chief Executive Officer. The Company’s bylaws provide maximum flexibility in choosing a Chairman of the Board and a Chief Executive Officer. The bylaws provide that such offices may be held by different people. This flexibility leaves the Board free to make this choice any way that it determines is in the best interest of the Company. Annually, the Compensation Committee shall evaluate the Chief Executive Officer. This evaluation is generally based on objective and subjective criteria, including performance of the Company’s business, accomplishment of long-term strategic objectives, the development of management and succession planning and other factors as may have been communicated to the Chief Executive Officer. Following this evaluation, the Chair of the Compensation Committee shall meet with the Chief Executive Officer to discuss the evaluation of the Chief Executive Officer’s performance.

     Senior Executive Officer Compensation. The Compensation Committee shall annually review and approve senior executive officers’ compensation.

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AmSurg Corp. Corporate Governance Guidelines

     Senior Management Development and Succession Plans. It is the policy of the Board to discuss succession planning and management development in executive session on a continuous basis. As such, the Board, at least annually, shall consider a Chief Executive Officer succession plan and receive periodic reports from appropriate executive officers on the development of other members of the Company’s senior management.

CONDUCT AND ETHICS STANDARDS FOR DIRECTORS

     Directors are subject to applicable provisions of the Company’s Code of Conduct. Among other things, directors must conduct themselves in a manner that avoids actual or apparent conflicts of interest and that protects the Company’s business reputation. A conflict of interest occurs when a director’s private interest interferes in any way – or even appears to interfere — with the interest of the Company. Except as authorized by the Board of Directors, no Independent Director shall have a direct economic relationship with the Company. Company loans to, or guarantees of obligations of, directors and their family members are prohibited.

     Directors owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises. Accordingly, directors are prohibited from taking for themselves personally business opportunities that are discovered through the use of Company property, information or position.

     Directors, in the course of their Company duties, must comply fully with all federal and state laws applicable to the Company’s businesses, and with applicable Company policies (including policies relating to use of confidential information and insider trading).

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APPENDIX B

RESTATED CHARTER
OF
AUDIT COMMITTEE
OF
AMSURG CORP.

     The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) to assist the Board in fulfilling its oversight responsibilities and to oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the outside auditors’ qualifications and independence, and the performance of the outside auditors.

     In discharging its responsibilities, the Committee is empowered to investigate any matter with full access to all books, records, facilities and personnel of the Company and direct access to the outside auditors. The Committee has the power to retain, at the Company’s expense, outside counsel, auditors or other experts, consultants or advisors as it deems necessary or appropriate in the performance of its duties. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to (i) the outside auditors for the purpose of rendering or issuing an audit report or performing other audit, review or attest services; and (ii) any advisors employed by the Committee, and for payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. The Committee shall make regular reports to the Board.

     The Committee shall review and reassess the adequacy of this Charter on an annual basis and submit it annually to the Board for approval.

     The Committee shall be comprised of not less than three members of the Board, who as determined by the Board, are independent and meet the other qualification standards set by federal and state legislation and regulation and the applicable listing standards of The Nasdaq Stock Market, Inc. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement, and at least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In addition one member of the Audit Committee shall be an “audit committee financial expert” as defined by the Securities and Exchange Commission.

     The Committee’s oversight responsibility recognizes that the Company’s management is responsible for preparing the Company’s financial statements in accordance with generally accepted accounting principles and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that the Company’s financial management, as well as its outside auditors, have more time, knowledge and more detailed information on the Company and its financial reports than do Committee members; consequently, in carrying out its duties and responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements and is not conducting an audit or investigation of the financial statements or determining that the Company’s financial statements are true and complete or are in accordance with generally accepted accounting principles.

     The following functions shall be the common recurring activities of the Committee in carrying out its oversight duties and responsibilities. These functions are set forth as minimum duties and responsibilities with the understanding that the Committee may undertake additional duties and responsibilities as the Board or the Committee deems appropriate given the circumstances.

•	The Committee shall review and discuss with management and the outside auditors the annual audited and quarterly unaudited financial statements, the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operation”, and the selection, application and disclosure of critical accounting policies and practices used in such financial statements. The Committee also shall review and discuss with the outside auditors the matters required to be discussed by Statements of Auditing Standards (“SAS”) No. 61 and No. 90, as may be modified or supplemented. The discussion of the financial statements and the related critical accounting policies and practices shall occur prior to the public release of such financial statements and the discussion of the related disclosure, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operation”, shall occur prior to the filing of the Form 10-Q or 10-K. Additionally, based on such review and discussion, the Committee shall consider whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

•	The Committee shall review and approve all related-party transactions.

•	The Committee shall discuss with management and the outside auditors policies with respect to risk assessment and risk management and the quality and adequacy of the Company’s internal controls and processes that could materially affect the Company’s financial statements and financial reporting. The Committee shall meet separately, at least quarterly, with management, and with the outside auditors and shall review with the outside auditors any audit problems or difficulties and management’s response.

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•	The Committee shall:

-	oversee the work of the outside auditors;

-	resolve disagreements between management and the outside auditors regarding financial reporting;

-	establish hiring policies for employees or former employees of the outside auditors;

-	preapprove all auditing services to be provided by the outside auditors;

-	preapprove all non-auditing services, including tax services, to be provided by the outside auditors, subject to such exceptions as may be determined by the Committee to be appropriate and consistent with federal and regulatory provisions;

-	receive reports from the outside auditors regarding critical accounting policies and practices, alternative treatments of financial information and generally accepted accounting principles, and such other information as may be required by federal and regulatory provisions;

-	receive from the outside auditors annually a formal written statement delineating all relationships between the outside auditors and the Company that may impact the objectivity and independence of the outside auditors; and

-	discuss with the outside auditors in an active dialogue any such disclosed relationships or services and their impact on the outside auditors’ objectivity and independence.

•	The Committee shall receive reports from the principal executive and financial officers of the Company regarding all significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and whether they have identified for the outside auditors any material weaknesses in internal controls; regarding any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls; and regarding whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

•	The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters, and to ensure that such complaints are treated confidentially and anonymously.

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•	The Committee shall have the ultimate authority and responsibility to select (subject, if applicable, to stockholder approval), determine the compensation of, and, where appropriate, terminate and replace the outside auditors, and the outside auditors shall report directly to the Committee.

Meetings

     The Committee shall at least four times annually and more frequently as necessary or appropriate, including teleconferences when appropriate. Special meetings of the Committee may be called on one day notice by the Chairman of the Board or the Committee Chairman. One or more of these meetings shall include separate executive sessions with the Company’s Chief Financial Officer and the independent auditors. A majority of the Committee shall constitute a quorum, and the Committee shall act only on the affirmative vote of a majority of the members present at the meeting. Attendance by the Chairman of the Board and by other members of management will be at the invitation of the Committee Chair. The Committee shall maintain minutes of all meetings documenting its activities and recommendations to the Board. Unless the Board has previously designated the Chair, the members of the Committee may designate a Chair by majority vote.

     The Committee and its members have complete access to management, recognizing that it is expected that members will use judgment to be sure that this access is not distracting to the business operations of the Company.

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APPENDIX C

ARTICLES OF AMENDMENT TO THE
SECOND AMENDED AND RESTATED CHARTER
OF
AMSURG CORP.

     In accordance with the provisions of Section 48-20-106 of the Tennessee Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment (the “Articles of Amendment”) to its Second Amended and Restated Charter (the “Second Amended and Restated Charter”):

     1.  The name of the corporation is AmSurg Corp. (the “Corporation”).

     2.  The first paragraph of Article 7 of the Second Amended and Restated Charter of the Corporation is hereby deleted in its entirety and replaced with the following:

“7. The aggregate number of shares of capital stock the Corporation is authorized to issue is 75,000,000 shares, of which 70,000,000 shares shall be common stock, no par value (the “Common Stock”), and 5,000,000 shares shall be preferred stock, no par value (the “Preferred Stock”), of which 700,000 shares are designated as Series C Junior Participating Preferred Stock. The Board of Directors may determine, in whole or in part, the preferences, limitations and relative rights of any class of shares before the issuance of any shares of that class or one or more series within a class before the issuance of any shares within that series.”

The remainder of Article 7 of the Second Amended and Restated Charter of the Corporation shall remain in full force and effect.

     3.  Except as amended by these Articles of Amendment, the Second Amended and Restated Charter of the Corporation shall remain in full force and effect.

     4.  These Articles of Amendment were duly adopted by the Board of Directors of the Corporation on February 20, 2004 and by the shareholders of the Corporation on May 20, 2004.

     5.  These Articles of Amendment will be effective upon filing with the Tennessee Secretary of State.

Date: _____________, 2004

AMSURG CORP.

Claire M. Gulmi Chief Financial Officer, Senior Vice President & Secretary

APPENDIX D

AMENDED AND RESTATED
AMSURG CORP.
1997 STOCK INCENTIVE PLAN

SECTION 1. Purpose; Definitions.

     The purpose of the AmSurg Corp. 1997 Stock Incentive Plan (the “Plan”) is to enable AmSurg Corp., a Tennessee corporation (the “Corporation”) to attract, retain and reward key employees of and consultants to the Corporation and its Subsidiaries and Affiliates, and directors who are not also employees of the Corporation, and to strengthen the mutuality of interests between such key employees, consultants, and directors by awarding such key employees, consultants, and directors performance-based stock incentives and/or other equity interests or equity-based incentives in the Corporation, as well as performance-based incentives payable in cash. The creation of the Plan shall not diminish or prejudice other compensation programs approved from time to time by the Board.

     For purposes of the Plan, the following terms shall be defined as set forth below:

     A. “Affiliate” means any entity other than the Corporation and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Corporation directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

     B. “Board” means the Board of Directors of the Corporation.

     C. “Cause” has the meaning provided in Section 5(j) of the Plan.

     D. “Change in Control” has the meaning provided in Section 10(b) of the Plan.

     E. “Change in Control Price” has the meaning provided in Section 10(d) of the Plan.

     F. “Common Stock” means (i) prior to the Distribution, the Corporation’s Common Stock, without par value, and (ii) following the Distribution, the Corporation’s Class A Common Stock, without par value.

     G. “Code” means the Internal Revenue Code of 1986, as amended corn time to time, and any successor thereto.

     H. “Committee” means the Committee referred to in Section 2 of the Plan.

     I. “Corporation” means AmSurg Corp., a corporation organized under the laws of the State of Tennessee or any successor corporation.

     J. “Disability” means disability as determined in accordance with Corporation’s policies in effect from time to time.

     K. “Distribution” means the Distribution contemplated by that certain Distribution Agreement, dated as of March 7,1997, by and between American Healthcorp, Inc. and the Corporation.

     L. “Early Retirement” means retirement, for purposes of this Plan with the express consent of the Corporation at or before the time of such retirement, from active employment with the Corporation and any Subsidiary or Affiliate prior to age 65, in accordance with any applicable early retirement policy of the Corporation then in effect or as may be approved by the Committee.

     M. “Effective Date” has the meaning provided in Section 14 of the Plan.

     N. “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

     O. “Fair Market Value” means with respect to the Common Stock, as of any given date or dates, unless otherwise determined by the Committee in good faith, the reported closing price of a share of Common Stock on The Nasdaq National Market or such other market or exchange as is the principal trading market for the Common Stock, or, if no such sale of a share of Common Stock is reported on The Nasdaq National Market or other exchange or principal trading market on such date, the fair market value of a share of Common Stock as determined by the Committee in good faith.

     P. “Incentive Stock Option” means any Stock Option intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

     Q. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

     R. “Non-Employee Director” means a member of the Board who is a Non-Employee Director within the meaning of Rule 16b-3(b) (3) promulgated under the Exchange Act and an outside director within the meaning of Treasury Regulation Sec. 162-27(e) (3) promulgated under the Code.

     S. “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

     T. “Normal Retirement” means retirement from active employment with the Corporation and any Subsidiary or Affiliate on or after age 65.

     U. “Other Stock-Based Award” means an award under Section 8 below that is valued in whole or in part by reference to, or is otherwise based on, the Common Stock.

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     V. “Outside Director” means a member of the Board who is not an officer or employee of the Corporation or any Subsidiary or Affiliate of the Corporation. A Board member who serves as a medical director but is not either an officer or employee will be deemed to be an Outside Director.

     W. “Outside Director Restricted Stock” means an award to an Outside Director under Section 9 below.

     X. “Plan” means this 1997 Stock Incentive Plan, as amended from time to time.

     Y. “Restricted Stock” means an award of shares of Common Stock that is subject to restrictions under Section 7 of the Plan.

     Z. “Restriction Period” has the meaning provided in Section 7 of the Plan.

     AA. “Retirement” means Normal or Early Retirement.

     BB. “Section 162(m) Maximum” has the meaning provided in Section 3(a) hereof.

     CC. “Stock Appreciation Right” means the right pursuant to an award granted under Section 6 below to surrender to the Corporation all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option (or such portion thereof) is surrendered, of the shares of Common Stock covered by such Stock Option (or such portion thereof), subject, where applicable, to the pricing provisions in Section 6(b)(ii), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

     DD. “Stock Option” or “Option” means any option to purchase shares of Common Stock (including Restricted Stock, if the Committee so determines) granted pursuant to Section 5 below.

     EE. “Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2. Administration.

     The Plan shall be administered by a Committee of not less than two Non-Employee Directors, who shall be appointed by the Board and who shall serve at the pleasure of the Board. Decisions of the Committee may be ratified by the Board. The functions of the Committee specified in the Plan may be exercised by an existing Committee of the Board composed exclusively of Non-Employee Directors. The initial Committee shall be the Compensation Committee of the Board.

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     The Committee shall have authority to grant, pursuant to the terms of the Plan, to officers, other key employees, Outside Directors and consultants eligible under Section 4: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, and/or (iv) Other Stock-Based Awards; provided, however, that the power to grant and establish the terms and conditions of awards to Outside Directors under the Plan other than pursuant to Section 9 shall be reserved to the Board.

     In particular, the Committee, or the Board, as the case may be, shall have the authority, consistent with the terms of the Plan:

     (a) to select the officers, key employees and Outside Directors of and consultants to the Corporation and its Subsidiaries and Affiliates to whom Stock Options, Stock Appreciation Rights, Restricted Stock, and/or Other Stock-Based Awards may from time to time be granted hereunder;

     (b) to determine whether and to what extent Incentive Stock Options, NonQualified Stock Options, Stock Appreciation Rights, Restricted Stock, and/or Other Stock-Based Awards, or any combination thereof, are to be granted hereunder to one or more eligible persons;

     (c) to determine the number of shares to be covered by each such award granted hereunder;

     (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion); and to amend or waive any such terms and conditions to the extent permitted by Section 11 hereof;

     (e) to determine whether and under what circumstances a Stock Option may be settled in cash or Restricted Stock under Section 5(m) or (n) as applicable, instead of Common Stock;

     (f) to determine whether, to what extent, and under what circumstances Option grants and/or other awards under the Plan are to be made, and operate, on a tandem basis vis-à-vis other awards under the Plan and/or cash awards made outside of the Plan;

     (g) to determine whether, to what extent, and under what circumstances shares of Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

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     (h) to determine whether to require payment of tax withholding requirements in shares of Common Stock subject to the award; and

     (i) to impose any holding period required to satisfy Section 16 under the Exchange Act.

     The Committee shall have the authority to adopt, alter, and repeal such rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

     All decisions made by the Committee pursuant to the provisions of the Plan shall be subject to ratification by the Board, which shall act only on the recommendation of the Committee as to all matters as to which the Committee has discretion pursuant to the provisions of the Plan. Subject to such ratification, the decisions of the Committee shall be final and binding on all persons, including the Corporation and Plan participants.

SECTION 3. Shares of Common Stock Subject to Plan.

     (a) The aggregate number of shares of Common Stock that may be issued under the Plan shall be 7,935,000 shares. The shares of Common Stock issuable under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. No officer of the Corporation or other person whose compensation may be subject to the limitations on deductibility under Section 162(m) of the Code shall be eligible to receive awards pursuant to this Plan relating to in excess of 300,000 shares of Common Stock in any fiscal year (the “Section 162(m) Maximum”).

     (b) If any shares of Common Stock that have been optioned cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Restricted Stock or Other Stock-Based Award granted hereunder are forfeited prior to the payment of any dividends, if applicable, with respect to such shares of Common Stock, or any such award otherwise terminates without a payment being made to the participant in the form of Common Stock, such shares shall again be available for distribution in connection with future awards under the Plan.

     (c) In the event of any merger, reorganization, consolidation, recapitalization, extraordinary cash dividend, stock dividend, stock split or other change in corporate structure affecting the Common Stock, an appropriate substitution or adjustment shall be made in the maximum number of shares that may be awarded under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, in the number of shares underlying grants of Restricted Stock and Outside Director Restricted Stock, the Section 162(m) Maximum and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. The adjusted option price shall also be used to determine the amount payable by the Corporation upon the exercise of any Stock Appreciation Right associated with any Stock Option.

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SECTION 4. Eligibility.

     Officers, other key employees and Outside Directors of and consultants to the Corporation and its Subsidiaries and Affiliates who are responsible for or contribute to the management, growth and/or profitability of the business of the Corporation and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan. Outside Directors are eligible to receive awards pursuant to Section 9 and as otherwise determined by the Board.

SECTION 5. Stock Options.

     Stock Options may be granted alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

     Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Incentive Stock Options may be granted only to individuals who are employees of the Corporation or any Subsidiary of the Corporation.

     The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights).

     Options granted to officers, key employees, Outside Directors and consultants under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the plan, as the Committee shall deem desirable.

     (a) Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% of the Fair Market Value of the Stock at grant, in the case of both Incentive Stock Options and Non-Qualified Stock Options (or, in the case of any employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or of any of its Subsidiaries, not less than 110% of the Fair Market Value of the Stock at grant in the case of Incentive Stock Options).

     (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option or Non-Qualified Stock Option shall be exercisable more than ten years after the date the Option is granted (or, in the case of an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any of its Subsidiaries or parent corporations, more than five years after the date the Option is granted in the case of Incentive Stock Options).

     (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided, however, that except as provided in Section 5(g) and (h) and Section 10, unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable

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prior to the first anniversary date of the granting of the Option. The Committee may provide that a Stock Option shall vest over a period of future service at a rate specified at the time of grant, or that the Stock Option is exercisable only in installments. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant, in whole or in part, based on such factors as the Committee shall determine in its sole discretion.

     (d) Method of Exercise. Subject to whatever installment exercise restrictions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Corporation specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by check, note, or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or (except in the case of an Incentive Stock Option) after grant, payment in full or in part may also be made in the form of shares of Common Stock already owned by the optionee or, in the case of a Non-Qualified Stock Option, shares of Restricted Stock or shares subject to such Option or another award hereunder (in each case valued at the Fair Market Value of the Common Stock on the date the Option is exercised). If payment of the exercise price is made in part or in full with Common Stock, the Committee may award to the employee a new Stock Option to replace the Common Stock which was surrendered. If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, such Restricted Stock (and any replacement shares relating thereto) shall remain (or be) restricted in accordance with the original terms of the Restricted Stock award in question, and any additional Common Stock received upon the exercise shall be subject to the same forfeiture restrictions, unless otherwise determined by the Committee, in its sole discretion, at or after grant. No shares of Common Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 13(a).

     (e) Transferability of Options. No Non-Qualified Stock Option shall be transferable by the optionee without the prior written consent of the Committee other than (i) transfers by the Optionee to a member of his or her Immediate Family or a trust for the benefit of the optionee or a member of his or her Immediate Family, or (ii) transfers by will or by the laws of descent and distribution. No Incentive Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Incentive Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee.

     (f) Bonus for Taxes. In the case of a Non-Qualified Stock Option or an optionee who elects to make a disqualifying disposition (as defined in Section 422(a)(l) of the Code) of Common Stock acquired pursuant to the exercise of an Incentive Stock Option, the Committee in its discretion may award at the time of grant or thereafter the right to receive upon exercise of such Stock Option a cash bonus calculated to pay part or all of the federal and state, if any, income tax incurred by the optionee upon such exercise.

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     (g) Termination by Death. Subject to Section 5(k), if an optionee’s employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee) by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at or after grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

     (h) Termination by Reason of Disability. Subject to Section 5(k) if an optionee’s employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or, except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee), for a period of (i) three years (or such other period as the Committee may specify at or after grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter, in the case of a Non-Qualified Stock Option and (ii) one year from the date of termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter, in the case of an Incentive Stock Option; provided however, that, if the optionee dies within the period specified in (i) above (or other such period as the committee shall specify at or after grant), any unexercised Non Qualified Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise period applicable to Incentive Stock Options, but before the expiration of any period that would apply if such Stock Option were a Non-Qualified Stock Option, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (i) Termination by Reason of Retirement. Subject to Section 5(k) if an optionee’s employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or, except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee), for a period of (i) three years (or such other period as the Committee may specify at or after grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter, in the case of a Non-Qualified Stock Option and (ii) three months from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter, in the event of an Incentive Stock Option; provided however, that, if the optionee dies within the period specified

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in (i) above (or other such period as the Committee shall specify at or after grant), any unexercised Non-Qualified Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise period applicable to Incentive Stock Options, but before the expiration of the period that would apply if such Stock Option were a Non-Qualified Stock Option, the option will thereafter be treated as a Non-Qualified Stock Option.

     (j) Other Termination. Subject to Section 5(k), unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or (except in the case of an Incentive Stock Option) after grant, if an optionee’s employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate is involuntarily terminated for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised, to the extent otherwise then exercisable, for the lesser of three months or the balance of such Stock Option’s term if the involuntary termination is without Cause. For purposes of this Plan, “Cause” means (i) a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or (ii) a participant’s willful misconduct or dishonesty, which is directly and materially harmful to the business or reputation of the Corporation or any Subsidiary or Affiliate. If an optionee voluntarily terminates employment with the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate (except for Disability, Normal or Early Retirement), the Stock Option shall thereupon terminate; provided, however, that the Committee at grant or (except in the case of an Incentive Stock Option) thereafter may extend the exercise period in this situation for the lesser of three months or the balance of such Stock Option’s term.

     (k) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422. No Incentive Stock Option shall be granted to any participant under the Plan if such grant would cause the aggregate Fair Market Value (as of the date the Incentive Stock Option is granted) of the Common Stock with respect to which all Incentive Stock Options are exercisable for the first time by such participant during any calendar year (under all such plans of the Company and any Subsidiary) to exceed $100,000. To the extent permitted under Section 422 of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:

     (i) if (x) a participant’s employment is terminated by reason of death, Disability, or Retirement and (y) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Section 5(g), (h) or (i), applied without regard to the $100,000 limitation contained in Section 422(d) of the Code, is greater than the portion of such Option that is immediately exercisable as an “Incentive Stock Option” during such post-termination period under Section 422, such excess shall be treated as a NonQualified Stock Option; and

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     (ii) if the exercise of an Incentive Stock Option is accelerated by reason of a Change in Control, any portion of such Option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

     (l) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash, Common Stock, or Restricted Stock an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

     (m) Settlement Provisions. If the option agreement so provides at grant or (except in the case of an Incentive Stock Option) is amended after grant and prior to exercise to so provide (with the optionee’s consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Restricted Stock determined without regards to the forfeiture restrictions involved.

     (n) Performance and Other Conditions. The Committee may condition the exercise of any Option upon the attainment of specified performance goals or other factors as the Committee may determine, in its sole discretion. Unless specifically provided in the option agreement, any such conditional Option shall vest immediately prior to its expiration if the conditions to exercise have not theretofore been satisfied.

SECTION 6. Stock Appreciation Rights.

     (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option. A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Stock Appreciation Right is granted with respect to less than the full number of shares covered by a related Stock Option. A Stock Appreciation Right may be exercised by an optionee, subject to Section 6(b), in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options relating to exercised Stock Appreciation Rights shall no longer be exercisable to the extent that the related Stock Appreciation Rights have been exercised.

     (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

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     (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan.

     (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash and/or shares of Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. When payment is to be made in shares, the number of shares to be paid shall be calculated on the basis of the Fair Market Value of the shares on the date of exercise. When payment is to be made in cash, such amount shall be calculated on the basis of the Fair Market Value of the Common Stock on the date of exercise.

     (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 5(e) of the Plan.

     (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Common Stock to be issued under the Plan.

     (v) The Committee, in its sole discretion, may also provide that, in the event of a Change in Control and/or a Potential Change in Control, the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the Change in Control Price, subject to such terms and conditions as the Committee may specify at grant.

     (vi) The Committee may condition the exercise of any Stock Appreciation Right upon the attainment of specified performance goals or other factors as the Committee may determine, in its sole discretion.

SECTION 7. Restricted Stock.

     (a) Administration. Shares of Restricted Stock may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares of Restricted Stock to be awarded to any person, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 7(b)), the time or times within which such awards may be subject to forfeiture, and the other terms, restrictions and conditions of the awards in addition to those set forth in Section 7(c). The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

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     (b) Awards and Certificates. The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Corporation, and has otherwise complied with the applicable terms and conditions of such award.

     (i) The purchase price for shares of Restricted Stock shall be established by the Committee and may be zero.

     (ii) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying whatever price (if any) is required under Section 7(b)(i).

     (iii) Each participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

     (iv) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the shares of Common Stock covered by such award.

     (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

     (i) In accordance with the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the “Restriction Period”), the participant shall not be permitted to sell, transfer, pledge, assign, or otherwise encumber shares of Restricted Stock awarded under the Plan, except to the extent permitted under Section 13(h) below. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance, such other factors or criteria as the Committee may determine in its sole discretion.

     (ii) Except as provided in this paragraph (ii) and Section 7(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Corporation, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 14(e), in additional Restricted Stock to the extent shares are available under Section 3, or otherwise reinvested. Pursuant to Section 3 above, stock dividends issued with respect to Restricted

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Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued. If the Committee so determines, the award agreement may also impose restrictions on the right to vote and the right to receive dividends.

     (iii) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a participant’s employment with the Corporation and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

     (iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares shall be delivered to the participant promptly.

     (d) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Corporation and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Common Stock to the recipient of a restricted stock award, subject to such performance, future service, deferral, and other terms and conditions as may be specified by the Committee.

     SECTION 8. Other Stock-Based Awards.

     (a) Administration. Other Stock-Based Awards, including, without limitation, performance shares, convertible preferred stock, convertible debentures, exchangeable securities and Common Stock awards or options valued by reference to earnings per share or Subsidiary performance, may be granted either alone, in addition to, or in tandem with Stock Options, Stock Appreciation Rights, or Restricted Stock granted under the Plan and cash awards made outside of the Plan; provided that no such Other Stock-Based Awards may be granted in tandem with Incentive Stock Options if that would cause such Stock Options not to qualify as Incentive Stock Options pursuant to Section 422 of the Code. Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Common Stock upon the completion of a specified performance period. The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

     (b) Terms and Conditions. Other Stock-Based Awards made pursuant to this Section 8 shall be subject to the following terms and conditions:

     (i) Shares subject to awards under this Section 8 and the award agreement referred to in Section 8(b)(v) below, may not be sold, assigned, transferred, pledged, or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance, or deferral period lapses.

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     (ii) Subject to the provisions of this Plan and the award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this Section 8 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested.

     (iii) Any award under Section 8 and any shares of Common Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee in its sole discretion.

     (iv) In the event of the participant’s Retirement, Disability, or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder (if any) with respect to any or all of an award under this Section 8.

     (v) Each award under this Section 8 shall be confirmed by, and subject to the terms of, an agreement or other instrument by the Corporation and the participant.

     (vi) Common Stock (including securities convertible into Common Stock) issued on a bonus basis under this Section 8 may be issued for no cash consideration. Common Stock (including securities convertible into Common Stock) purchased pursuant to a purchase right awarded under this Section 8 shall be priced at not less than 100% of the Fair Market Value of the Common Stock on the date of grant.

SECTION 9. Awards to Outside Directors.

     (a) The provisions of this Section 9 shall apply only to awards to Outside Directors in accordance with this Section 9. The Committee shall have no authority to determine the timing of or the terms or conditions of any award under this Section 9.

     (b) Effective as of the Distribution, each person serving as an Outside Director on such date will receive a grant of a number of shares of Common Stock (rounded up to the next whole share) having an aggregate Fair Market Value on such date equal to $10,000, which shares shall be restricted as provided in this Section 9.

     (c) On the date of each Annual Meeting of Shareholders of the Corporation occurring after the Distribution, unless this Plan has been previously terminated, each Outside Director will receive an automatic grant of a number of shares of Common Stock (rounded up to the next whole share) having an aggregate Fair Market Value on such date equal to $10,000 (subject to increase based upon any increase in the Consumer Price Index for Urban Wage Earners and Clerical Workers, U.S. All City Average Report, of the U. S. Bureau of Labor Statistics or, if such index is no longer available, a similar index), which shares shall be restricted as provided in this Section 9.

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     (d) Each grant of Outside Director Restricted Stock shall vest in increments of one-third of the shares of Common Stock subject to such grant, with the first one-third increment vesting on the date of grant, the second one-third increment on the first anniversary of the date of grant and the final one-third increment on the second anniversary of the date of grant, if the grantee is still a member of the Board on such dates. Upon the vesting of the shares, the Corporation will deliver the stock certificate(s) evidencing the vested shares to the Outside Director, all restrictions on the shares imposed by this Plan (other than pursuant to Section 13(a) below) will be lifted and such shares will no longer be deemed to be “Outside Directors Restricted Stock” hereunder.

     (e) Until the earlier of (i) five years from the date of grant and (ii) the date on which the Outside Director ceases to serve as a director of the Corporation (the “Outside Director Period of Restriction”), no Outside Director Restricted Stock may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Each certificate representing Outside Director Restricted Stock granted pursuant to this Section 9 shall bear the following legend:

  “The sale or other transfer of the shares represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the AmSurg Corp. 1997 Stock Incentive Plan (the “Plan”). A copy of the Plan and the rules of such Plan may be obtained from the Secretary of AmSurg Corp.”

Once the Outside Director Period of Restriction has lapsed, the grantee shall be entitled to have the legend required by this Section 9 removed from such stock certificate(s); provided however, that such certificate shall be subject to any legend required by applicable state or federal law.

     (f) Upon termination of an Outside Director’s service as a member of the Board for any reason other than death, disability or retirement, all shares of Outside Restricted Stock not theretofore vested will be forfeited. Upon termination of an Outside Director’s service as a member of the Board due to death, disability or retirement, all shares of Outside Director Restricted Stock will immediately vest.

     (g) Grantees of Outside Director Restricted Stock shall enter into a restricted stock agreement with the Corporation setting forth the terms provided herein. Each participant receiving an award of Outside Director Restricted Stock shall be issued one or more stock certificates evidencing the shares of Outside Director Restricted Stock. Such certificates shall be registered in the name of the Outside Director, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to the award. The stock certificates shall be held in the custody of the Corporation until the award or portion thereof represented by such certificate is vested. The Corporation may require the Outside Director to deliver a stock power, endorsed in blank, relating to the shares of Common Stock covered by the award.

     (h) Outside Directors will have the right to vote the shares and to receive cash dividends with respect to the shares of Outside Director Restricted Stock. Stock dividends issued with respect to Outside Director Restricted Stock will be treated as additional shares of Outside

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Director Restricted Stock subject to the same restrictions and vesting schedule as the shares of Outside Director Restricted Stock with respect to which they were received.

     (i) Shares of Outside Director Restricted Stock shall be subject to Section 10. The number of shares underlying each grant of Outside Director Restricted Stock shall be adjusted automatically in the same manner as the number of shares under Section 3 hereof at any time that awards of Restricted Stock are adjusted as provided in Section 3.

SECTION 10. Change in Control Provisions.

     (a) Impact of Event. In the event of:

          (1) a “Change in Control” as defined in Section 10(b); or

          (2) a “Potential Change in Control” as defined in Section 10(c), but only if and to the extent so determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination),

     (i)      Subject to the limitations set forth below in this Section 10(a), the following acceleration provisions shall apply:

          (a) Any Stock Appreciation Rights or any Stock Option awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested.

          (b) The restrictions applicable to any Restricted Stock, Outside Director Restricted Stock and Other Stock-Based Awards, in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested.

     (ii) Subject to the limitations set forth below in this Section 10(a), the value of all outstanding Stock Options, Stock Appreciation Rights, Restricted Stock, Outside Director Restricted Stock and Other Stock-Based Awards, in each case to the extent vested, shall, unless otherwise determined by the Board or by the Committee in its sole discretion prior to any Change in Control, be cashed out on the basis of the “Change in Control Price” as defined in Section 10(d) as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Board or Committee may determine prior to the Change in Control.

     (iii) The Board or the Committee may impose additional conditions on the acceleration or valuation of any award in the award agreement.

     (b) Definition of Change in Control. For purposes of Section 10(a), a “Change in Control” means the happening of any of the following:

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     (i) any person or entity, including a “group” as defined in Section 13(d)(3) of the Exchange Act, other than the Corporation or a wholly-owned subsidiary thereof or any employee benefit plan of the Corporation or any of its Subsidiaries, becomes the beneficial owner of the Corporation’s securities having 35% or more of the combined voting power of the then outstanding securities of the Corporation that may be cast for the election of directors of the Corporation (other than as a result of an issuance of securities initiated by the Corporation in the ordinary course of business); or

     (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Corporation or any successor corporation or entity entitled to vote generally in the election of the directors of the Corporation or such other corporation or entity after such transaction are held in the aggregate by the holders of the Corporation’s securities entitled to vote generally in the election of directors of the Corporation immediately prior to such transaction; or

     (iii) during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation’s shareholders, of each director of the Corporation first elected during such period was approved by a vote of at least two-thirds of the directors of the Corporation then still in office who were directors of the Corporation at the beginning of any such period.

     (c) Definition of Potential Change in Control. For purposes of Section 10(a), a “Potential Change in Control” means the happening of any one of the following:

     (i) The approval by shareholders of an agreement by the Corporation, the consummation of which would result in a Change in Control of the Corporation as defined in Section 10(b); or

     (ii) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Corporation or a Subsidiary or any Corporation employee benefit plan (including any trustee of such plan acting as such trustee)) of securities of the Corporation representing 5% or more of the combined voting power of the Corporation’s outstanding securities and the adoption by the Committee of a resolution to the effect that a Potential Change in Control of the Corporation has occurred for purposes of this Plan.

     (d) Change in Control Price. For purposes of this Section 10, “Change in Control Price” means the highest price per share paid in any transaction reported on The Nasdaq National Market or such other exchange or market as is the principal trading market for the Common Stock, or paid or offered in any bona fide transaction related to a Potential or actual Change in Control of the Corporation at any time during the 60 day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential

17

Change in Control event), in each case as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Stock Appreciation Rights or, where applicable, the date on which a cash out occurs under Section 10(a)(ii).

SECTION 11. Amendments and Termination.

     The Board may at any time amend, alter or discontinue the Plan; provided, however, that, without the approval of the Corporation’s shareholders, no amendment or alteration may be made which would (a) except as a result of the provisions of Section 3(c) of the Plan, increase the maximum number of shares that may be issued under the Plan or increase the Section 162(m) Maximum, (b) change the provisions governing Incentive Stock Options except as required or permitted under the provisions governing incentive stock options under the Code, or (c) make any change for which applicable law or regulatory authority (including the regulatory authority of The Nasdaq National Market or any other market or exchange on which the Common Stock is traded) would require shareholder approval or for which shareholder approval would be required to secure full deductibility of compensation received under the Plan under Section 162(m) of the Code. No amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right, Restricted Stock, Other Stock-Based Award or Outside Director Restricted Stock theretofore granted, without the participant’s consent.

     The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without the holder’s consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one for one or other basis), provided that no Stock Option may be amended, or surrendered by the employee and replaced by the Company, if, in either event, the effect would be to decrease its exercise price. Solely for purposes of computing the Section 162(m) Maximum, if any Stock Options or other awards previously granted to a participant are canceled and new Stock Options or other awards having a lower exercise price or other more favorable terms for the participant are substituted in their place, both the initial Stock Options or other awards and the replacement Stock Options or other awards will be deemed to be outstanding (although the canceled Stock Options or other awards will not be exercisable or deemed outstanding for any other purposes).

SECTION 12. Unfunded Status of Plan.

     The plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Corporation, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Corporation. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu of or with respect to awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent

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of the affected participant, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

SECTION 13. General Provisions.

     (a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Corporation in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     (c) The adoption of the Plan shall not confer upon any employee of the Corporation or any Subsidiary or Affiliate any right to continued employment with the Corporation or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Corporation or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

     (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Corporation, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. The Committee may require withholding obligations to be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements and the Corporation and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

     (e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).

     (f) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Tennessee.

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     (g) The members of the Committee and the Board shall not be liable to any employee or other person with respect to any determination made hereunder in a manner that is not inconsistent with their legal obligations as members of the Board. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding, the Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

     (h) In addition to any other restrictions on transfer that may be applicable under the terms of this Plan or the applicable award agreement, no Stock Option, Stock Appreciation Right, Restricted Stock award, Other Stock-Based Award or Outside Director Restricted Stock award or other right issued under this Plan is transferable by the participant without the prior written consent of the Committee, or, in the case of an Outside Director, the Board, other than (i) transfers by a participant to a member of his or her Immediate Family or a trust for the benefit of the participant or a member of his or her Immediate Family or (ii) transfers by will or by the laws of descent and distribution. The designation of a beneficiary will not constitute a transfer.

     (i) The Committee may, at or after grant, condition the receipt of any payment in respect of any award or the transfer of any shares subject to an award on the satisfaction of a six-month holding period, if such holding period is required for compliance with Section 16 under the Exchange Act.

SECTION 14. Effective Date of Plan.

     The Plan shall be effective upon adoption by the Board (the “Effective Date”), subject to approval by the holders of a majority of the votes of the Corporation’s capital stock.

SECTION 15. Term of Plan.

     No Stock Option, Stock Appreciation Right, Restricted Stock award, Other Stock-Based Award or award of Outside Director Restricted Stock award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date of the Plan, but awards granted prior to such tenth anniversary may be extended beyond that date.

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PRELIMINARY COPY	PRELIMINARY COPY

AMSURG CORP.

Proxy Solicited by the Board of Directors for the Annual Meeting of Shareholders
to be Held on May 20, 2004

     The undersigned hereby appoints Ken P. McDonald and Claire M. Gulmi, and each of them, as proxies, with full power of substitution, to vote all shares of common stock of the undersigned as shown below on this proxy at the Annual Meeting of Shareholders of AmSurg Corp. (the “Company”), to be held on Thursday, May 20, 2004, in the Founder’s Room at the Nashville City Club, 30th Floor, 201 4th Avenue North, Nashville, Tennessee at 9:00 a.m., central daylight savings time (CDT), and any adjournments or postponements thereof.

(1)	ELECTION OF DIRECTORS

☐	FOR all of the following nominees	☐	WITHHOLD AUTHORITY (ABSTAIN)
	(except as indicated to the contrary below):		to vote for all nominees

Class I: James A. Deal and Steven I. Geringer

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

(2)	APPROVAL OF THE AMENDMENT TO THE SECOND AMENDED AND RESTATED CHARTER

☐	FOR	☐	AGAINST	☐	WITHHOLD AUTHORITY(ABSTAIN)

(3)	APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED 1997 STOCK INCENTIVE PLAN

☐	FOR	☐	AGAINST	☐	WITHHOLD AUTHORITY(ABSTAIN)

(4)	RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT AUDITORS FOR FISCAL 2004

☐	FOR	☐	AGAINST	☐	WITHHOLD AUTHORITY(ABSTAIN)

(5)	In their discretion on any other matter which may properly come before the meeting or any adjournment thereof.

(PLEASE DATE AND SIGN THIS PROXY BELOW.)

     Your shares will be voted in accordance with your instructions. If no choice is specified, your shares will be voted FOR approval of all of the proposals set forth above.

Date: , 2004

PLEASE SIGN HERE AND RETURN PROMPTLY.

Please sign exactly as your name appears at left. If registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys, and corporate officers should show their full titles.

If you have changed your address, please PRINT your new address on these lines: